                                                                     Exhibit 4.2

================================================================================

                                    INDENTURE

                            Dated as of May 12, 2003

                                      among

                      LIN TELEVISION CORPORATION, as Issuer

                                       and

                           The Guarantors Named Herein

                                       and

                        THE BANK OF NEW YORK, as Trustee

                            ------------------------

                               2.50% Exchangeable
                     Senior Subordinated Debentures due 2033

================================================================================

                           LIN TELEVISION CORPORATION
                              CROSS REFERENCE SHEET

THIS CROSS REFERENCE SHEET SHOWS THE LOCATION IN THE INDENTURE OF THE PROVISIONS INSERTED PURSUANT TO SECTION 310-318(a), INCLUSIVE, OF THE TIA.

 TRUST INDENTURE                                                                            INDENTURE
   ACT SECTION                                                                               SECTION
----------------                                                                            ---------
Section 310(a)(1).........................................................................   8.10
           (a)(2).........................................................................   8.10
           (a)(3).........................................................................   N.A.
           (a)(4).........................................................................   N.A.
           (a)(5).........................................................................   8.08, 8.10
           (b)............................................................................   8.08; 8.10; 19.02
           (c)............................................................................   N.A.
Section 311(a)............................................................................   8.11
           (b)............................................................................   8.11
           (c)............................................................................   N.A.
Section 312(a)............................................................................   2.05
           (b)............................................................................   19.03
           (c)............................................................................   19.03
Section 313(a)............................................................................   8.06
           (b)(1).........................................................................   N.A.
           (b)(2).........................................................................   8.06
           (c)............................................................................   8.06; 19.02
           (d)............................................................................   8.06
Section 314(a)............................................................................   19.02
           (b)............................................................................   N.A.
           (c)(1).........................................................................   19.04
           (c)(2).........................................................................   19.04
           (c)(3).........................................................................   N.A.
           (d)............................................................................   N.A.
           (e)............................................................................   19.05
           (f)............................................................................   N.A.
Section 315(a)............................................................................   8.01(b)
           (b)............................................................................   8.05; 19.02
           (c)............................................................................   8.01(a)
           (d)............................................................................   8.01(c)
           (e)............................................................................   4.11
Section 316(a)(last sentence).............................................................   2.09
           (a)(1)(A)......................................................................   4.05
           (a)(1)(B)......................................................................   4.04
           (a)(2).........................................................................   N.A.
           (b)............................................................................   4.07
           (c)............................................................................   11.04
Section 317(a)(1).........................................................................   4.08
           (a)(2).........................................................................   4.09
           (b)............................................................................   2.04
Section 318(a)............................................................................   19.01

----------------------
N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                    ARTICLE 1
                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Certain Terms Defined..........................................................    1
Section 1.02.  Forms of Documents Delivered to Trustee........................................   16
Section 1.03.  Acts of Holders................................................................   17
Section 1.04.  Effect of Headings and Table of Contents.......................................   18
Section 1.05.  Benefits of Indenture..........................................................   18

                                    ARTICLE 2
                                 THE SECURITIES

Section 2.01.  Form and Dating................................................................   18
Section 2.02.  Execution and Authentication...................................................   19
Section 2.03.  Registrar, Paying Agent, Exchange Agent........................................   20
Section 2.04.  Paying Agent to Hold Assets in Trust...........................................   20
Section 2.05.  Holder Lists...................................................................   21
Section 2.06.  Transfer and Exchange..........................................................   21
Section 2.07.  Replacement Securities.........................................................   23
Section 2.08.  Outstanding Securities; Determinations of Holders' Actions.....................   23
Section 2.09.  Temporary Securities...........................................................   24
Section 2.10.  Cancellation...................................................................   25
Section 2.11.  Persons Deemed Owners..........................................................   25
Section 2.12.  Global Securities..............................................................   25
Section 2.13.  Legends........................................................................   27
Section 2.14.  Payment of Interest; Interest Rights Preserved.................................   28
Section 2.15.  CUSIP Numbers..................................................................   30
Section 2.16.  Calculation of Tax Original Issue Discount.....................................   30

                                    ARTICLE 3
                           SATISFACTION AND DISCHARGE

Section 3.01.  Discharge of Liability on Securities...........................................   31
Section 3.02.  Repayment of Moneys Held by Trustee............................................   31

                                    ARTICLE 4
                              DEFAULT AND REMEDIES

Section 4.01.  Events of Default..............................................................   32
Section 4.02.  Acceleration...................................................................   33
Section 4.03.  Other Remedies.................................................................   34

Section 4.04.  Waiver of Past Default.........................................................   34
Section 4.05.  Control by Majority............................................................   35
Section 4.06.  Limitation on Suits............................................................   35
Section 4.07.  Rights of Holders to Receive Payment...........................................   36
Section 4.08.  Collection Suit by Trustee.....................................................   36
Section 4.09.  Trustee May File Proofs of Claim...............................................   36
Section 4.10.  Priorities.....................................................................   37
Section 4.11.  Undertaking for Costs..........................................................   37

                                    ARTICLE 5
                                  SUBORDINATION

Section 5.01.  Agreement to Subordinate.......................................................   38
Section 5.02.  Liquidation, Dissolution, Bankruptcy...........................................   38
Section 5.03.  Default on Senior Indebtedness.................................................   38
Section 5.04.  Acceleration of Payment of Securities..........................................   40
Section 5.05.  When Distribution Must be Paid Over............................................   40
Section 5.06.  Subrogation....................................................................   40
Section 5.07.  Relative Rights................................................................   40
Section 5.08.  Subordination May Not be Impaired by Issuer....................................   41
Section 5.09.  Rights of Trustee and Paying Agent.............................................   41
Section 5.10.  Distribution or Notice to Representative.......................................   41
Section 5.11.  Article Five Not to Prevent Events of Default or Limit Right to Accelerate.....   41
Section 5.12.  Trustee Entitled to Rely.......................................................   41
Section 5.13.  Trustee to Effectuate Subordination............................................   42
Section 5.14.  Trustee Not Fiduciary for Holders of Senior Indebtedness.......................   42
Section 5.15.  Reliance by Holders of Senior Indebtedness on Subordination Provisions.........   42

                                    ARTICLE 6
                              AFFILIATE GUARANTEES

Section 6.01.  Unconditional Guarantee........................................................   43
Section 6.02.  Severability...................................................................   44
Section 6.03.  Release of a Guarantor.........................................................   44
Section 6.04.  Limitation of Guarantor's Liability............................................   44
Section 6.05.  Contribution...................................................................   45
Section 6.06.  Execution of Affiliate Guarantee...............................................   45
Section 6.07.  Subordination of Subrogation and Other Rights..................................   45

                                    ARTICLE 7
                      SUBORDINATION OF AFFILIATE GUARANTEES

Section 7.01.  Agreement to Subordinate.......................................................   46

Section 7.02.  Liquidation, Dissolution, Bankruptcy...........................................   46
Section 7.03.  Default on Guarantor Senior Indebtedness.......................................   46
Section 7.04.  Acceleration of Payment of Securities..........................................   48
Section 7.05.  When Distribution Must Be Paid Over............................................   48
Section 7.06.  Subrogation....................................................................   48
Section 7.07.  Relative Rights................................................................   48
Section 7.08.  Subordination May Not Be Impaired by Guarantor.................................   48
Section 7.09.  Rights of Trustee and Paying Agent.............................................   49
Section 7.10.  Distribution or Notice to Representative.......................................   49
Section 7.11.  Article Seven Not To Prevent Events of Default or Limit Right To Accelerate....   49
Section 7.12.  Trustee Entitled to Rely.......................................................   49
Section 7.13.  Trustee To Effectuate Subordination............................................   50
Section 7.14.  Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.............   50
Section 7.15.  Reliance by Holders of Guarantor Senior Indebtedness on Subordination
               Provisions ....................................................................   50

                                    ARTICLE 8
                                   THE TRUSTEE

Section 8.01.  Duties of Trustee..............................................................   51
Section 8.02.  Rights of Trustee..............................................................   52
Section 8.03.  Individual Rights of Trustee...................................................   53
Section 8.04.  Trustee's Disclaimer...........................................................   53
Section 8.05.  Notice of Defaults.............................................................   53
Section 8.06.  Reports by Trustee to Holders..................................................   54
Section 8.07.  Compensation and Indemnity.....................................................   54
Section 8.08.  Replacement of Trustee.........................................................   55
Section 8.09.  Successor Trustee by Merger, Etc...............................................   57
Section 8.10.  Eligibility; Disqualification..................................................   57
Section 8.11.  Preferential Collection of Claims Against the Issuer...........................   57

                                    ARTICLE 9
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

Section 9.01.  Issuer to Furnish Trustee Information as to Names and Addresses of Holders.....   57
Section 9.02.  Preservation of Information; Communications to Holders.........................   58
Section 9.03.  Reports by Trustee.............................................................   58
Section 9.04.  Reports by Issuer..............................................................   58

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 10.01.  Consolidations and Mergers of Issuer Permitted Subject to Certain Conditions..   58
Section 10.02.  Rights and Duties of Successor Entity.........................................   59

                                   ARTICLE 11
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.01.  Without Consent of Holders....................................................   60
Section 11.02.  With Consent of Holders.......................................................   60
Section 11.03.  Compliance with Trust Indenture Act...........................................   62
Section 11.04.  Record Date for Consents and Effect of Consents...............................   62
Section 11.05.  Notation on or Exchange of Securities.........................................   62
Section 11.06.  Trustee to Sign Amendments, Etc...............................................   62

                                   ARTICLE 12
                             COVENANTS OF THE ISSUER

Section 12.01.  Payment of Principal, Premium and Interest....................................   63
Section 12.02.  Maintenance of Office or Agency...............................................   63
Section 12.03.  Money for Securities Payments to be Held in Trust.............................   64
Section 12.04.  Compliance Certificate........................................................   65
Section 12.05.  Calculation of Original Issue Discount........................................   65
Section 12.06.  Further Instruments and Acts..................................................   65
Section 12.07.  Affiliate Guarantees By Restricted Subsidiaries...............................   65

                                   ARTICLE 13
                            REDEMPTION OF SECURITIES

Section 13.01.  Right to Redeem; Notices to Trustee...........................................   66
Section 13.02.  Selection of Securities to Be Redeemed........................................   66
Section 13.03.  Notice of Redemption..........................................................   67
Section 13.04.  Effect of Notice of Redemption................................................   68
Section 13.05.  Deposit of Redemption Price...................................................   68
Section 13.06.  Securities Redeemed in Part...................................................   68
Section 13.07.  Exchange Arrangement on Call for Redemption...................................   68

                                   ARTICLE 14
                                    EXCHANGE

Section 14.01.  Exchange Rights...............................................................   69
Section 14.02.  Exchange Rights Based on Common Stock Price...................................   70
Section 14.03.  Exchange Rights Upon Credit Rating Events.....................................   70

Section 14.04.  Exchange Rights Upon Notice of Redemption.....................................   70
Section 14.05.  Exchange Rights Upon Occurrence of Certain Corporate Transactions.............   70
Section 14.06.  Exchange Upon Satisfaction of Trading Price Condition.........................   71
Section 14.07.  Exchange Procedures...........................................................   72
Section 14.08.  Fractional Shares.............................................................   73
Section 14.09.  Taxes on Exchange.............................................................   74
Section 14.10.  Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental
        Requirements; Listing of Common Stock.................................................   74
Section 14.11.  Adjustment of Exchange Rate...................................................   75
Section 14.12.  Other Adjustments.............................................................   85
Section 14.13.  Notice of Certain Transactions................................................   85
Section 14.14.  Effect of Reclassification, Consolidation, Merger or Sale on Exchange
        Privilege ............................................................................   86
Section 14.15.  Trustee's Disclaimer..........................................................   87
Section 14.16.  Rights Issued in Respect of Common Stock Issued Upon Exchange.................   87
Section 14.17.  Issuer Determination Final....................................................   88

                                   ARTICLE 15
                          PURCHASE AT OPTION OF HOLDERS

Section 15.01 . Right to Require Purchase.....................................................   88
Section 15.02.  Purchase Procedures...........................................................   88
Section 15.03.  Effect of Purchase Notice.....................................................   90
Section 15.04.  Deposit of Purchase Price.....................................................   91
Section 15.05.  Securities Purchased in Part..................................................   91
Section 15.06.  Repayment to the Issuer.......................................................   92

                                   ARTICLE 16
             PURCHASE AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

Section 16.01.  Right to Require Purchase.....................................................   92
Section 16.02.  Effect of Fundamental Change Purchase Notice..................................   95
Section 16.03.  Deposit of Fundamental Change Purchase Price..................................   96
Section 16.04.  Securities Purchased in Part..................................................   97
Section 16.05.  Repayment to the Issuer.......................................................   97

                                   ARTICLE 17
                               CONTINGENT INTEREST

Section 17.01.  Contingent Interest...........................................................   97
Section 17.02.  Payment of Contingent Interest................................................   98
Section 17.03.  Notice of Contingent Interest.................................................   98

                                   ARTICLE 18
   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

Section 18.01.  Exemption From Individual Liability...........................................   98

                                   ARTICLE 19
                            MISCELLANEOUS PROVISIONS

Section 19.01.  Trust Indenture Act Controls..................................................   99
Section 19.02.  Notices.......................................................................   99
Section 19.03.  Communications by Holders with Other Holders..................................  100
Section 19.04.  Certificate and Opinion as to Conditions Precedent............................  100
Section 19.05.  Statements Required in Certificate............................................  101
Section 19.06.  Rules by Trustee, Paying Agent, Exchange Agent Registrar......................  101
Section 19.07.  GOVERNING LAW.................................................................  101
Section 19.08.  No Recourse Against Others....................................................  101
Section 19.09.  Successors....................................................................  102
Section 19.10.  Counterpart Originals.........................................................  102
Section 19.11.  Severability..................................................................  102
Section 19.12.  No Adverse Interpretation of Other Agreements.................................  102
Section 19.13.  Legal Holidays................................................................  102

EXHIBIT A  --  Form of Global Security

         INDENTURE, dated as of the 12th day of May, 2003, among LIN TELEVISION CORPORATION, a Delaware corporation (the "ISSUER"), the Guarantors named herein and THE BANK OF NEW YORK, a New York banking corporation (the "TRUSTEE").

         WHEREAS, for its lawful corporate purposes, the Issuer deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 2.50% Exchangeable Senior Subordinated Debentures due 2033 (the "SECURITIES").

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Issuer, the Guarantors named herein and the Trustee, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01.  Certain Terms Defined.

         (a)      Definitions.

         "ACCELERATION NOTICE" has the meaning set forth in Section 4.02.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Chase, Deutsche and their Affiliates shall not be deemed Affiliates of the Issuer by reason of the Senior Credit Facilities or their direct or indirect investments in any fund managed by Hicks Muse or any Person in which any such fund is invested.

         "AFFILIATE GUARANTEE" has the meaning set forth in Section 6.01.

         "AGENT" MEANS any Registrar, Paying Agent or co-Registrar.

         "AGENT MEMBERS" has the meaning set forth in Section 2.12(f).

         "APPLICABLE STOCK PRICE" means, in respect of a Exchange Date, the average of the Closing Sale Prices per share of Common Stock over the five-Trading Day period starting the third Trading Day following such Exchange Date.

         "BANKRUPTCY LAW" means Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors.

         "BASE EXCHANGE PRICE" means the dollar amount derived by dividing the Principal Amount by the Base Exchange Rate.

         "BASE EXCHANGE RATE" means 26.8240 shares of Common Stock, subject to adjustment as set forth in Section 14.11 per $1,000 Principal Amount of Securities.

         "BLOCKAGE NOTICE" has the meaning set forth in Section 5.03.

         "BOARD OF DIRECTORS" means either the board of directors of the Issuer or LIN TV, as the case may be, or any duly authorized committee of such board.

         "BOARD RESOLUTION" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

         "CAPITALIZED LEASE OBLIGATION" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as a capital lease obligation under GAAP, and for purposes of this definition, the amount of such obligation at any date shall be the capitalized amount of such obligation at such date, determined in accordance with GAAP.

         "CASH EQUIVALENTS" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $200,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

         "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Issuer to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "GROUP") (whether or not otherwise in compliance with the provisions of this Indenture), other than to Hicks, Muse State & Furst Incorporated, a Delaware corporation, or any of its Affiliates, officers or directors (the "PERMITTED HOLDERS"); or (ii) a majority of the board of directors of the Issuer or LIN TV shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than the Permitted Holders or any direct or indirect subsidiary of any Permitted Holder, including without limitation a Holding Company) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Issuer.

         "CHASE" has the meaning provided in the definition of "Senior Credit Facilities."

         "CLOSING SALE PRICE" of the shares of Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock are traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by

NASDAQ or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Issuer shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMODITY AGREEMENT" means any commodity futures contract, commodity option or other similar agreement or arrangement.

         "COMMON STOCK" shall mean the shares of Class A Common Stock, $0.01 par value, of LIN TV as it exists on the date of this Indenture or any other shares of capital stock of the Issuer into which such Class A Common Stock shall be reclassified or changed.

         "CONTINGENT INTEREST" means such cash interest payable as described in
Article 17.

         "CONTINUING DIRECTOR" means, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Issuer or LIN TV as of the date of this Indenture, (ii) was nominated for election or elected to the Board of Directors of the Issuer or LIN TV, as the case may be, with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (iii) is a representative of a Permitted Holder.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, 8W, New York, NY 10286, Attention: Corporate Trust Officer, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Issuer).

         "CREDIT AGREEMENT" means the amended and restated credit agreement dated as of February 7, 2003, among Holdings, the Issuer, Televicentro of Puerto Rico, LLC, Chase, as administrative agent, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. as joint lead arrangers and joint bookrunners, Deutsche, as syndication agent, The Bank of Nova Scotia, Fleet National Bank and Morgan Stanley Senior Funding, as co-documentation agents, and the other financial institutions from time to time party thereto, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding Subsidiaries of the Issuer as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

         "CREDIT AGREEMENT INDEBTEDNESS" has the meaning set forth in Section 4.06.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement.

         "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.14.

         "DEPOSITARY" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depositary by the Issuer, which must be a clearing agency registered under the Exchange Act.

         "DEPOSITARY CUSTODIAN" means any Person appointed by the Trustee to act as custodian of Global Securities for the Depositary.

         "DESIGNATED SENIOR INDEBTEDNESS" means (i) all obligations under the Senior Credit Facilities and (ii) any other Senior Indebtedness of the Issuer which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $20,000,000 and is specifically designated by the Issuer in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

         "DEUTSCHE" has the meaning provided in the definition of "Senior Credit Facilities."

         "DISQUALIFIED CAPITAL STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control), in whole or in part, on or prior to the Stated Maturity Date of the Securities; provided that only the portion of Capital Stock which so matures or is mandatorily redeemable or is so redeemable at the sole option of the holder thereof prior to May 15, 2033 shall be deemed Disqualified Capital Stock.

         "EXCHANGE NOTICE" has the meaning set forth in Section 14.07.

         "EFFECTIVE EXCHANGE PRICE" means, as of any date of determination, a dollar amount derived by dividing the Principal Amount by the Exchange Rate then in effect (assuming a Exchange Date eight Trading Days prior to the date of determination); provided that from and after May 15, 2008 (or if such day is not a Business Day, the immediately succeeding Business Day), the Effective Exchange Price shall be the Principal Amount as of such date of determination divided by the Fixed Exchange Rate.

         "EVENT OF DEFAULT" has the meaning provided in Section 4.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

         "EXCHANGE AGENT" has the meaning set forth in Section 2.03.

         "EXCHANGE RATE" with respect to any Exchange Date prior to May 15, 2008 means:

                  (i) if the Applicable Stock Price is less than or equal to the Base Exchange Price, the Base Exchange Rate; or

                  (ii) if the Applicable Stock Price is greater than the Base Exchange Price, the number of shares of Common Stock determined in accordance with the following formula:

                  (Applicable - Base Exchange
Base Exchange + [    Stock Price   Price)
Rate              ---------------------------     x Incremental Share Factor]
                     Applicable Stock Price)

Notwithstanding the foregoing, in no event will the Exchange Rate exceed the Maximum Exchange Rate. From and after May 15, 2008, the Exchange Rate shall be fixed at the Exchange Rate determined as set forth above assuming a

Exchange Date that is eight Trading Days prior to May 15, 2008 (the "FIXED EXCHANGE RATE"), subject to adjustment as set forth in Article 14.

         "FCC" has the meaning set forth in Section 4.06.

         "FIXED EXCHANGE RATE" has the meaning set forth in the definition of Exchange Rate.

         "FUNDING GUARANTOR" has the meaning set forth in Section 6.05.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or the Commission or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

         "GLOBAL SECURITY" or "GLOBAL SECURITIES" means Securities that are in the form of the Securities attached hereto as Exhibit A.

         "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

         "GUARANTOR" means LIN TV and each of the Issuer's direct and indirect, existing and future Restricted Subsidiaries, other than a Subsidiary organized under the laws of a jurisdiction other than the United States or any state thereof, provided that such Subsidiary's assets and principal place of business are located outside the United States and shall include each of the Issuer's Subsidiaries that guarantee the Senior Credit Facilities.

         "GUARANTOR BLOCKAGE NOTICE" has the meaning set forth in Section 7.03.

         "GUARANTOR PAYMENT BLOCKAGE PERIOD" has the meaning set forth in
Section 7.03.

         "GUARANTOR SENIOR INDEBTEDNESS" means, as to any Guarantor, Senior Indebtedness of such Guarantor, it being understood that for the purpose of this definition, all references to the Issuer in the definition of Senior Subordinated Indebtedness shall be deemed references to such Guarantor.

         "GUARANTOR SENIOR SUBORDINATED INDEBTEDNESS" means, as to any Guarantor, Senior Subordinated Indebtedness of such Guarantor, it being understood that for purposes of this definition, all references to the Issuer in the definition of Senior Subordinated Indebtedness shall be deemed references to such Guarantor.

         "HICKS MUSE" means Hicks, Muse, Tate & Furst Incorporated, a Delaware corporation.

         "HOLDER" means a person in whose name a Security is registered on the Registrar's books.

         "HOLDING COMPANY" means a company as to which the Issuer is, directly or indirectly, a Subsidiary.

         "HOLDINGS" means LIN Holdings Corp., a Delaware corporation, and any successor in interest thereto.

         "INCREMENTAL SHARE FACTOR" means 23.6051 shares of Common Stock, subject to adjustment as set forth in Article 14.

         "INDEBTEDNESS" means with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting Capitalized Lease Obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business), (v) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for Interest Swap Agreements, Commodity Agreements and Currency Agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through (vii) which is secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be (i) the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and the maximum liability at such date of such Person for any contingent obligations described above, (ii) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, and (iii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

         "INTEREST PAYMENT DATE" means May 15, and November 15 of each year, subject to Section 19.13, commencing November 15, 2003.

         "INTEREST PERIOD" means the period from and including the most recent Interest Payment Date to which interest has been paid or duly made available for payment (or May 12, 2003 if no interest has been paid or been duly made available for payment) to, but excluding, the next succeeding Interest Payment Date, or any earlier Fundamental Change Purchase Date, Redemption Date or Purchase Date.

         "INTEREST SWAP AGREEMENTS" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

         "ISSUE DATE" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "ISSUER" means the party named as the "Issuer" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any such subsequent successor or successors.

         "ISSUER REQUEST" or "ISSUER ORDER" means a written request or order signed in the name of the Issuer by any Officer and delivered to the Trustee.

         "LEGEND" has the meaning set forth in Section 2.06(f).

         "LICENSE RIGHTS" has the meaning set forth in Section 4.06.

         "LIEN" means, with respect to any asset, any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

         "LIN TV" means LIN TV Corp., a Delaware corporation, until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any such subsequent successor or successors.

         "LIQUIDATED DAMAGES" means the Liquidated Damages Amount (as defined in the Registration Rights Agreement).

         "MAXIMUM EXCHANGE RATE" means 46.2748 shares of Common Stock, subject to adjustment as set forth in Article 14.

         "MOODY'S" means Moody's Investors Services and its successors.

         "NASDAQ" means the NASDAQ National Market, Inc.

         "NON-ELECTING SHARE" has the meaning set forth in Section 14.14.

         "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing, or otherwise relating to, any Indebtedness.

         "OFFICER" means the Chairman of the Board, a Vice Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Issuer.

         "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Section 19.04, signed in the name of the Issuer by any two Officers and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion containing the information specified in Section 19.04 from legal counsel that is delivered to the Trustee. The counsel may be an employee of, or counsel to, the Issuer.

         "PAY THE SECURITIES" has the meaning set forth in Section 5.03.

         "PAYING AGENT" has the meaning set forth in Section 2.03(a).

         "PAYMENT BLOCKAGE PERIOD" has the meaning set forth in Section 5.03.

         "PERMITTED HOLDERS" has the meaning provided in the definition of "Change of Control."

         "PERSON" or "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PRINCIPAL AMOUNT" of a Security means the stated Principal Amount as set forth on the face of such Security.

         "PURCHASE AGREEMENT" means the Purchase Agreement dated as of May 6, 2003 among the Issuer, LIN TV, the guarantors referred to therein and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Fleet Securities, Inc. and Scotia Capital (USA) Inc., as initial purchasers.

         "QUALIFIED CAPITAL STOCK" means any Capital Stock that is not Disqualified Capital Stock.

         "REDEMPTION DATE" means the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

         "REDEMPTION PRICE" means, when used with respect to any Security to be redeemed, 100% of the Principal Amount of such Security as of the Redemption Date, plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Redemption Date.

         "REGISTRAR" has the meaning set forth in Section 2.03(a).

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of May 12, 2003 among the Issuer, LIN TV, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Fleet Securities, Inc. and Scotia Capital (USA) Inc., as initial purchasers.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date.

         "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Senior Indebtedness; provided, however, that if, and for so long as, any issue of Senior Indebtedness lacks such a representative, then the holders of a majority in outstanding principal amount of such issue of Senior Indebtedness shall at all times constitute the Representative for such issue of Senior Indebtedness.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer within the corporate trust department (or any successor group) including without limitation any vice president, any assistant vice president, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED SUBSIDIARY" means a Subsidiary of the Issuer other than an Unrestricted Subsidiary and includes all of the Subsidiaries of the Issuer existing as of the date of this Indenture.

         "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc., and its successors.

         "SECURITIES" or "SECURITY" means any of the Issuer's 2.50% Exchangeable Senior Subordinated Debentures due 2033, as amended or supplemented from time to time, issued under this Indenture.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

         "SECURITY REGISTER" means the register maintained by the Registrar that evidences ownership of the Securities.

         "SENIOR CREDIT FACILITIES" means the Senior Credit Facilities, under that certain Amended and Restated Credit Agreement dated as of February 7, 2003, among LIN Holdings Corp., the Issuer, Televicientro of Puerto Rico, LLC, JPMorgan Chase Bank ("CHASE"), as administrative agent, Deutsche Bank Trust Company Americas ("DEUTSCHE"), as syndication agent, The Bank of Nova Scotia, Fleet National Bank and Morgan Stanley Senior Funding, as co-documentation agents, and the other financial institutions from time to time party thereto, together with the related documents thereto (including, without limitation, any guarantee agreements and any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding Subsidiaries of the Issuer as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

         "SENIOR INDEBTEDNESS" means, whether outstanding on the date of this Indenture or thereafter issued, all Indebtedness of the Issuer, including interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer or any Restricted Subsidiary whether or not a claim for post-filing interest is allowed in such proceeding) and premium, if any, thereon, and other monetary amounts (including fees, expenses, reimbursement obligations under letters of credit and indemnities) owing in respect thereof unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that the obligations in respect of such Indebtedness rank pari passu with the Securities; provided, however, that Senior Indebtedness will not include (1) any obligation of the Issuer to any Restricted Subsidiary, (2) any liability for federal, state, foreign, local or other taxes owed or owing by the Issuer, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness, Guarantee or obligation of the Issuer that is expressly subordinate or junior in right of payment to any other Indebtedness, Guarantee or obligation of the Issuer, including any Senior Subordinated Indebtedness, or (5) obligations in respect of any Capital Stock.

         "SENIOR SUBORDINATED INDEBTEDNESS" means the Securities and any other Indebtedness of the Issuer that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Issuer which is not Senior Indebtedness.

         "SIGNIFICANT RESTRICTED SUBSIDIARY" means, at any date of determination, any Restricted Subsidiary that would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act, as such rule is in effect on the date of this Indenture.

         "SPECIAL RECORD DATE" means, for the payment of any Defaulted Interest, the date fixed by the Trustee pursuant to Section 2.14.

         "STATED MATURITY DATE" means May 15, 2033.

         "SUBSIDIARY" with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly through one or more intermediaries, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly through one or more intermediaries, owned by such Person. Notwithstanding anything in this Indenture to the contrary, all references to the Issuer and its consolidated

Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Issuer and its Subsidiaries as to which financial statements are prepared on a combined basis in accordance with GAAP and to financial information prepared on such a combined basis. Notwithstanding anything in this Indenture to the contrary, an Unrestricted Subsidiary shall not be deemed to be a Restricted Subsidiary for purposes of this Indenture.

         "SUBSIDIARY GUARANTOR" means a Guarantor other than LIN TV.

         "TAX ORIGINAL ISSUE DISCOUNT" means the amount of ordinary interest income on a Security that must be accrued as original issue discount for United States Federal income tax purposes pursuant to Treasury Regulation Section 1.1275-4 or any successor provision.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

         "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, by NASDAQ or, if the Common Stock is not quoted by NASDAQ, on the principal other market on which the Common Stock is then traded.

         "TRADING PRICE" means, on any date, the average of the secondary market bid quotations per $1,000 Principal Amount of the Securities obtained by the Trustee for $5,000,000 Principal Amount of Securities at approximately 3:30 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Issuer; provided that if at least three such bids cannot reasonably be obtained by the Trustee, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, one bid shall be used; and provided further that if the Trustee cannot reasonably obtain at least one bid for $5,000,000 Principal Amount of Securities from a nationally recognized securities dealer or in the Issuer's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Trading Price per $1,000 Principal Amount of Securities on such date shall be deemed to be less than 98% of the product of (a) the Exchange Rate on such date (determined using the Closing Sale Price on such date rather than the Applicable Stock Price) and (b) the Closing Sale Price on such date.

         "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "TRUST OFFICER" means any officer within the corporate trust department (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "U.S. GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

         "UNRESTRICTED SUBSIDIARY" means a Subsidiary of the Issuer so designated by a resolution adopted by the Board of Directors of the Issuer; provided, however, that (a) neither the Issuer nor any of its other Restricted Subsidiaries (1) provides any credit support for any Indebtedness or other Obligations of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) or (2) is directly or indirectly liable for any Indebtedness or other Obligations of such Subsidiary and (b) at the time of designation of such Subsidiary, such Subsidiary has no property or assets (other than de minimis assets resulting from the initial capitalization of such Subsidiary). The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation no Default or Event of Default shall have occurred or be continuing. Any designation pursuant to this definition by the Board of Directors of the Issuer shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Issuer's Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions.

         "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

         (b)      Other Definitions.

                                                                         DEFINED IN
                                   TERM                                   SECTION
----------------------------------------------------------------------   ----------
"Act"..................................................................   1.03
"Adjustment Event".....................................................  14.11(m)
"Current Market Price".................................................  14.11(i)
"Determination Date"...................................................  14.11(m)
"Distributed Property" ................................................  14.11(d)
"Ex-Dividend Date".....................................................  14.11(g)
"Ex-Dividend Time".....................................................  14.05
"Expiration Time"......................................................  14.11(f)
"Fair Market Value"....................................................  14.11(i)
"Fundamental Change"...................................................  16.01(a)
"Fundamental Change Purchase Date".....................................  16.01(a)
"Fundamental Change Purchase Notice"...................................  16.01(c)
"Fundamental Change Purchase Price"....................................  16.01(a)
"Principal Value Exchange".............................................  14.06
"Purchase Date"........................................................  15.01
"Purchased Shares" ....................................................  14.11(f)
"Purchase Notice"......................................................  15.01
"Purchase Price".......................................................  15.01
"QIB"..................................................................   2.01
"Record Date"..........................................................  14.11(i)
"Rights"...............................................................  14.16
"Rights Agreement".....................................................  14.16
"Trigger Event" .......................................................  14.11(d)

         Section 1.02. Forms of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care (but without having made an investigation specifically for the purpose of rendering such opinion) should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 1.03. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (c)      The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) The Issuer may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No action approved by such vote or consent shall be taken more than six months after such record date.

         Section 1.04. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.05. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                    ARTICLE 2
                                 THE SECURITIES

         Section 2.01. Form and Dating. The Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements (including the Affiliate Guarantee) required by law, stock exchange rule or usage. The Issuer and the Trustee shall approve the form of the Securities and any notation, legend or endorsement (including the Affiliate Guarantee) on them. Each Security shall be dated the date of its issuance and shall show the date of its authentication.

         All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBS" or individually a "QIB") in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, or any Depositary Custodian, as custodian for the Depositary, and registered in the name of its nominee, Cede & Co., duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.

         Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount of outstanding Securities from time to time endorsed thereon and that the aggregate Principal Amount of outstanding

Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the Principal Amount of outstanding Securities represented thereby shall be made by the Trustee or Depositary Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Trustee or Depositary Custodian.

         Certificated Securities shall be issued only under the limited circumstances provided in Section 2.12(b) hereof.

         Section 2.02. Execution and Authentication. (a) One or more Officers shall sign (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) the Securities for the Company by manual or facsimile signature.

         (b) If an Officer whose signature is on a Security or an Affiliate Guarantee, as the case may be, was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security or Affiliate Guarantee, as the case may be, the Security or Affiliate Guarantee, as the case may be, shall be valid nevertheless.

         (c) A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         (d) The Trustee shall authenticate Securities for original issue in an aggregate Principal Amount not to exceed such written order as shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated and specifying such other information as the Trustee may reasonably request. The aggregate Principal Amount of Securities outstanding at any time may not exceed $100,000,000 ($125,000,000 if the Initial Purchasers exercise the option granted to them pursuant to Section 2(b) of Purchase Agreement in full).

         (e) Notwithstanding the foregoing, all Securities issued under this Indenture shall vote and consent together on all matters (as to which any of such Securities may vote or consent) as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

         (f) The Trustee may appoint an authenticating agent reasonably acceptable to the Issuer to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the

Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Issuer and Affiliates of the Issuer.

         (g) The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

         Section 2.03. Registrar, Paying Agent, Exchange Agent. (a) The Issuer shall maintain an office or agency, which may be in the Borough of Manhattan, The City of New York, where (i) Securities may be presented or surrendered for registration of transfer or for exchange (the "REGISTRAR"), (ii) Securities may be presented or surrendered for payment (the "PAYING AGENT"), (iii) Securities may be presented for exchange (the "EXCHANGE AGENT") and (iv) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "PAYING AGENT" includes any additional Paying Agent. Except as provided herein, the Issuer may act as Paying Agent, Registrar or co-Registrar.

         (b) The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuer shall notify the Trustee of the name and address of any such Agent. If the Issuer fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 8.07.

         (c) The Issuer initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

         Section 2.04. Paying Agent to Hold Assets in Trust. (a) The Issuer shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities, and shall notify the Trustee of any Default by the Issuer in making any such payment. The Issuer at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Issuer to the Paying Agent (if other than the Issuer), the Paying Agent shall have no further liability for such assets. If the Issuer or any of their Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Section 2.05. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

         Section 2.06. Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, at the office or agency of the Issuer designated as Registrar or co-registrar pursuant to Section 2.03, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Issuer shall not charge a service charge for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Holder requesting such transfer or exchange.

         The Issuer shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06(b). Transfers of a

Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

         (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

         (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends on the form of Security attached hereto as Exhibit A setting forth such restrictions (collectively, the "LEGEND"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Issuer and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon
(i) provision of such satisfactory evidence, or (ii) notification by the Issuer to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Issuer, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Issuer, the Legend shall be reinstated. Any shares of Common Stock issued upon exchange of Securities that bear the Legend shall bear a restricted legend substantially identical to the Legend (except that such Legend shall not refer to any shares of Common Stock issuable upon exchange of Securities).

         (g) Nothing in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global

Securities) to the Issuer or any of its Subsidiaries, which Securities shall thereupon be canceled in accordance with Section 2.10 of this Indenture.

         Section 2.07. Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Issuer pursuant to Articles 15 or 16 hereof, the Issuer in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.08. Outstanding Securities; Determinations of Holders' Actions. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those delivered to it pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Issuer or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 4 and 8).

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Fundamental Change Purchase Date, or on the Stated Maturity Date, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Fundamental Change Purchase Date or Stated Maturity Date, as the case may be, such Securities shall cease to be outstanding and interest (including Contingent Interest and Liquidated Damages, if any) on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Security is exchanged in accordance with Article 14, then from and after the time of exchange on the Exchange Date, such Security shall cease to be outstanding and interest (including Contingent Interest, if any) shall cease to accrue on such Security.

         Section 2.09. Temporary Securities. Pending the preparation of definitive Securities, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Issuer designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 2.10. Cancellation. All Securities surrendered for payment, purchase by the Issuer pursuant to Article 15, Article 16 and Section 14.04, exchange, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Issuer may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has exchanged pursuant to
Article 14. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practice.

         Section 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Fundamental Change Purchase Price in respect thereof, and interest thereon, for the purpose of exchange and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 2.12.  Global Securities.

         (a) Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.06 and this Section 2.12. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (a) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture unless and until such Security has been registered in the name of such Person.

         (b) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof; provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Issuer within 90 days, (ii) the Issuer decides to discontinue the use of the system of book-entry transfer through the Depositary (or any successor Depositary) or (iii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

         (c) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable Legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee or the Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (d) Subject to the provisions of Section 2.12(f) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (e) In the event of the occurrence of any of the events specified in Section 2.12(b) above, the Issuer will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

         (f) Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer or the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

         Section 2.13.  Legends.

         (a) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of a certification or an Opinion of Counsel as set forth in the Legend, if so requested by the Issuer or the Registrar.

         (b) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.13 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Issuer, addressed to the Issuer and the Registrar and in form acceptable to the Issuer, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive Legend. The Issuer shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee and the Registrar shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

         (c) As used in the preceding two paragraphs of this Section 2.13, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

         Section 2.14. Payment of Interest; Interest Rights Preserved. Interest, including any Contingent Interest, on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 12.02. However, the Issuer may make such interest payments by check payable to or upon the written order of the Person entitled thereto pursuant to Section 19.03, to the address of such Person as it appears on the Security Register; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest, if any) on all Global Securities and all Securities of Holders of more than $25,000,000 aggregate Principal Amount of Securities that have requested such method of payment and provided wire transfer instructions to the Issuer or the Paying Agent.

         Any interest or Contingent Interest on any Security of which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Issuer may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         On exchange of a Holder's Securities, such Holder shall not receive any cash payment of interest. Except as set forth in the next succeeding paragraph, the Issuer's delivery to a Holder of the full number of shares of Common Stock into which a Security is exchangeable, together with any cash payment for such Holder's fractional shares, or cash or a combination of cash and Common Stock in lieu thereof, shall be deemed to satisfy the Issuer's obligation to pay the Principal Amount of the Security and to satisfy the Issuer's obligation to pay accrued but unpaid interest (including Contingent Interest, if any) attributable to the period from the most recent Interest Payment Date through the Exchange Date.

         Notwithstanding the above, if any Securities are exchanged during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date, such Securities shall be accompanied by payment to the Issuer or its order, in New York Clearing House funds or other funds acceptable to the Issuer, of an amount equal to the interest payable on such Interest Payment Date with respect to the Principal Amount of Securities or portions thereof being surrendered for exchange; provided that no such payment need be made (1) if the Issuer has specified a Redemption Date under Article 13 that occurs during the period from the close of business on a Regular Record Date to the close of business on the Business Day immediately preceding the Interest Payment Date to which such Regular Record Date relates, (2) if the Issuer has specified a Fundamental Change Purchase Date during such period or (3) to the extent of overdue interest or overdue Contingent Interest, any overdue interest or overdue Contingent Interest exists on the Exchange Date with respect to the Securities exchanged.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         Section 2.15. CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the CUSIP numbers.

         Section 2.16.  Calculation of Tax Original Issue Discount. The
Issuer agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to agree, to treat, for United States federal income tax purposes, the Securities as debt instruments that are subject to Treasury Regulation Section 1.1275-4(b). For United States federal income tax purposes, the Issuer agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to agree, to treat the fair market value of the Common Stock received upon the exchange of a Security as a contingent payment for purposes of Treasury Regulation Section 1.1275-4(b) and to accrue interest with respect to outstanding Securities as original issue discount for United States federal income tax purposes (i.e., Tax Original Issue Discount) according to the "noncontingent bond method," set forth in Section 1.1275-4(b) of the Treasury Regulations, using the comparable yield of 8.25% compounded semi-annually and using the projected payment schedule determined by the Issuer. Holders or beneficial owners may obtain a copy of the projected payment schedule by contacting the Issuer: LIN Television Corporation, Four Richmond Square, Suite 200, Providence, RI 02906, Attention: Treasurer.

         The Issuer acknowledges and agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to acknowledge and agree, that (i) the comparable yield means the annual yield the Issuer would pay, as of the Issue Date, on a noncontingent, non-exchangeable, fixed-rate debt instrument with terms and conditions otherwise similar to those of the Securities and (ii) the comparable yield and the schedule of projected payments that a Holder or beneficial owner may obtain as described above do not constitute a representation by the Issuer regarding the actual amounts that will be paid on the Securities or the value of the Common Stock into which the Securities may be exchanged.

                                    ARTICLE 3
                           SATISFACTION AND DISCHARGE

         Section 3.01. Discharge of Liability on Securities. When (i) the Issuer delivers to the Trustee or any Paying Agent all outstanding Securities (other than Securities replaced pursuant to Section 2.07 of the Indenture) for cancellation or (ii) all outstanding Securities have become due and payable, whether on the Stated Maturity Date, any Redemption Date, any Purchase Date, any Fundamental Change Purchase Date, or upon exchange or otherwise, and the Issuer deposits with the Trustee, any Paying Agent or the Exchange Agent, if applicable, cash or, if expressly permitted by the terms of the Securities, Common Stock sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.07), and if in either case the Issuer pays all other sums payable hereunder by the Issuer, then this Indenture shall, subject to Section 8.07, cease to be of further effect, except for the indemnification of the Trustee, which shall survive such satisfaction and discharge. The Trustee shall join in the execution of a document prepared by the Issuer acknowledging satisfaction and discharge of this Indenture on demand of the Issuer accompanied by an Officers' Certificate and Opinion of Counsel and at the reasonable cost and expense of the Issuer.

         Section 3.02. Repayment of Moneys Held by Trustee. The Trustee and the Paying Agent shall return to the Issuer any cash that remains unclaimed for two years after the date upon which the principal of or interest on such Security shall have become due and payable, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the principal of or interest on such Security, provided, however, that to the extent that the aggregate amount of cash or Common Stock deposited by the Issuer exceeds the aggregate principal and interest due on the Securities or portions thereof which the Issuer is obligated to purchase as of the relevant date, then promptly after the Business Day following such date, the Trustee or the Paying Agent, as applicable, shall return any such excess to the Issuer. Thereafter, any Holder entitled to payment must look to the Issuer for payment as general creditors, unless an applicable abandoned property law designates another Person.

                                    ARTICLE 4
                              DEFAULT AND REMEDIES

         Section 4.01. Events of Default. Each of the following shall be an "EVENT OF DEFAULT" for purposes of this Indenture:

         (a) the failure to pay interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days (whether or not such payment is prohibited by Article 5);

         (b) the failure to pay principal of any Security when such principal becomes due and payable, at maturity, upon redemption, repurchase, a Fundamental Change or otherwise (whether or not such payment is prohibited by Article 5);

         (c) a default in the observance or performance of any other covenant or agreement contained in the Securities or this Indenture, which default continues for a period of 30 days after the Issuer receives written notice thereof specifying the default from the Trustee or Holders of at least 25% in aggregate Principal Amount of outstanding Securities;

         (d) the failure to pay at the final stated maturity (giving effect to any extensions thereof) the principal amount of any Indebtedness of the Issuer or any Restricted Subsidiary of the Issuer, or the acceleration of the final stated maturity of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the aggregate principal amount of any other such Indebtedness in default for failure to pay principal at the final stated maturity (giving effect to any extensions thereof) or which has been accelerated, aggregates $10,000,000 or more at any time in each case after a 10-day period during which such default shall not have been cured or such acceleration rescinded;

         (e) one or more judgments in an aggregate amount in excess of $15,000,000 (which are not covered by insurance as to which the insurer has not disclaimed coverage) being rendered against the Issuer or any of its Significant Restricted Subsidiaries and such judgment or judgments remain undischarged or unstayed for a period of 60 days after such judgment or judgments become final and nonappealable;

         (f) the Issuer, LIN TV or any Significant Restricted Subsidiaries (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Issuer pursuant to or within the meaning of any Bankruptcy Law: (i) admits in writing its inability to pay its debts generally as they become due; (ii) commences a voluntary case or proceeding; (iii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iv) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it; (v) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (vi) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing;

         (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Issuer or LIN TV or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Issuer in an involuntary case or proceeding; (ii) appoints a Custodian of the Issuer or LIN TV or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Issuer for all or substantially all of its property; or (iii) orders the liquidation of the Issuer or LIN TV or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Issuer; and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured; or

         (h) except as permitted by this Indenture, any Affiliate Guarantee shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Affiliate Guarantee.

         Section 4.02. Acceleration. If an Event of Default with respect to the Securities (other than an Event of Default specified in Section 4.01(f) or 4.01(g)) occurs and is continuing, the Trustee may, or the Trustee upon the request of Holders of 25% in Principal Amount of the outstanding Securities shall, or the Holders of at least 25% in aggregate Principal Amount of the outstanding Securities may declare the principal of all the Securities, together with all accrued and unpaid interest and premium, if any, to be due and payable by notice in writing to the Issuer and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Senior Credit Facilities, will become due and payable upon the first to occur of an acceleration under the Senior Credit Facilities or five Business Days after receipt by the Issuer and the agent under the Senior Credit Facilities of such Acceleration Notice (unless all Events of Default specified in such Acceleration Notice have been cured or waived).

         If an Event of Default specified in Section 4.01(f) or 4.01(g) occurs, all unpaid principal of and accrued interest on all outstanding Securities shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after such declaration with respect to the Securities, the Holders of a majority in Principal Amount of Securities then outstanding (by notice to the Trustee) may rescind and cancel such declaration and its consequences if (i) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Defaults and Events of Default have been cured or waived except nonpayment of principal of or interest on the Securities that has become due solely by such declaration of acceleration, (iii) to the extent the payment of such interest is lawful, interest (at the same rate specified in the Securities) on overdue installments of interest and overdue payments of principal, which has become due otherwise than by such declaration of acceleration has been paid, (iv) the Issuer has paid the Trustee its reasonable compensation and reimbursed the Trustee for its reasonable expenses, disbursements and advances and (v) in the event of the cure or waiver of a Default or Event of Default of the type described in Section 4.01(f) or 4.01(g), the Trustee has received an Officers' Certificate and Opinion of Counsel that such Default or Event of Default has been cured or waived. The Holders of a majority in Principal Amount of the Securities may waive any existing Default or Event of Default under this Indenture, and its consequences, except a default in the payment of the principal of or interest on any Securities. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         Section 4.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         Section 4.04. Waiver of Past Default. Subject to Sections 4.07 and 11.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate Principal Amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or

Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in Section 4.01(a) and (b) or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section 11.02. The Issuer shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Issuer, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section 4.04 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         Section 4.05. Control by Majority. Subject to Section 2.08, the Holders of a majority in Principal Amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Holder, it being understood that the Trustee shall have no duty (subject to Section 8.01) to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 4.05 shall be in lieu of Section 316(a)(1)(A) of the TIA, and such Section 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

         Section 4.06. Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in aggregate Principal Amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

         (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in Principal Amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

         Section 4.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of or interest on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 4.08. Collection Suit by Trustee. If an Event of Default in payment of principal or interest specified in Section 4.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         Section 4.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

         Section 4.10. Priorities. If the Trustee collects any money or property pursuant to this Article 4, it shall pay out the money or property in the following order:

         First: to the Trustee for amounts due under Section 8.07;

         Second: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

         Third: to the Issuer.

The Trustee, upon prior written notice to the Issuer, may fix a record date and payment date for any payment to the Holders pursuant to this Section 4.10.

         Section 4.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 4.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate Principal Amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal or interest on any Securities on or after the respective due dates expressed in the Security.

                                    ARTICLE 5
                                  SUBORDINATION

         Section 5.01. Agreement to Subordinate. The Issuer agrees, and each Holder by accepting any Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article 5, to the payment when due of all Senior Indebtedness of the Issuer and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Issuer, and only Indebtedness of the Issuer which is Senior Indebtedness will rank senior to the Securities in accordance with the provisions set forth herein. Unsecured Indebtedness is not deemed to be subordinate or junior to Secured Indebtedness merely because it is unsecured, nor is any Indebtedness deemed to be subordinate or junior to other Indebtedness merely because it matures after such other Indebtedness. Secured Indebtedness is not deemed to be Senior Indebtedness merely because it is secured.

         Section 5.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Issuer upon a total or partial liquidation or dissolution or reorganization or bankruptcy of or similar proceeding relating to the Issuer or its property:

         (a) holders of Senior Indebtedness of the Issuer shall be entitled to receive payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Issuer before holders of Securities shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities from the Issuer; and

         (b) until the Senior Indebtedness of the Issuer is paid in full, in cash or Cash Equivalents, any payment or distribution to which Holders would be entitled but for the provisions of this Article 5 shall be made to holders of Senior Indebtedness as their interests may appear.

         Section 5.03. Default on Senior Indebtedness. The Issuer may not pay the principal of, premium (if any), or interest on, and other obligations with respect to, the Securities or repurchase, redeem or otherwise retire any Securities (collectively, "PAY THE SECURITIES") if (i) any Senior Indebtedness is not paid when due or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived or is no longer continuing and/or any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full; provided, however, that the Issuer may pay the Securities, subject to the provisions of Section 5.02, without regard to the foregoing if the Issuer and the Trustee receive written notice approving such payment from the Representatives of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Issuer may not pay the Securities (except (i) in Qualified Capital Stock issued by the Issuer to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Issuer in payment of interest accrued thereon or (iii) in securities issued by the Issuer which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities) for a period (a "PAYMENT BLOCKAGE PERIOD") commencing upon the receipt by the Trustee (with a copy to the Issuer) of written notice (a "BLOCKAGE NOTICE") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Issuer from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice has been cured, waived or is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full). Notwithstanding the provisions of the immediately preceding sentence, but subject to the provisions of the first sentence of this
Section 5.03 and the provisions of Section 5.02, the Issuer may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage Period may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. However, if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the agent under the Senior Credit Facilities), the agent under the Senior Credit Facilities may give another Blockage Notice within such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage Periods are in effect exceed 179 days in the aggregate during any 360 consecutive day period. No nonpayment default that existed or was continuing on the date of delivery of any Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

         Section 5.04. Acceleration of Payment of Securities. If payment of the Securities is accelerated because of an Event of Default, the Issuer or the Trustee shall promptly notify the holders of the Representative (if any) of any issue of Designated Senior Indebtedness which is then outstanding; provided, however, that the Issuer and the Trustee shall be obligated to notify such a Representative (other than with respect to the Senior Credit Facilities) only if such Representative has delivered or caused to be delivered an address for the service of such a notice to the Issuer and the Trustee (and the Issuer and the Trustee shall be obligated only to deliver the notice to the address so specified). If a notice is required pursuant to the immediately preceding sentence, the Issuer may not pay the Securities (except payment (i) in Qualified Capital Stock issued by the Issuer to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Issuer in payment of interest accrued thereon or
(iii) securities issued by the Issuer which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and have a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities), until five Business Days after the respective Representative of the Designated Senior Indebtedness receives notice (at the address specified in the preceding sentence) of such acceleration and thereafter may pay the Securities only if the provisions of this Article 5 otherwise permit payment at that time.

         Section 5.05. When Distribution Must be Paid Over. If a distribution is made to the Trustee or to Holders that because of this Article 5 should not have been made to them, the Trustee or the Holders who receive such distribution shall hold it in trust for holders of Senior Indebtedness and promptly pay it over to them as their respective interests may appear; provided, however, that the liabilities of the Trustee under this Section 5.05 are limited by Section 5.14.

         Section 5.06. Subrogation. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article 5 to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Issuer and the Holders, a payment by the Issuer of Senior Indebtedness.

         Section 5.07. Relative Rights. This Article 5 defines the relative rights of Holders of the Securities on the one hand and holders of Senior Indebtedness on the other hand. Nothing in this Indenture shall:

         (a) impair, as between the Issuer and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

         (b) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders.

         Section 5.08. Subordination May Not be Impaired by Issuer. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by the failure of the Issuer to comply with this Indenture.

         Section 5.09. Rights of Trustee and Paying Agent. Notwithstanding
Section 5.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article 5. The Issuer, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that if an issue of Senior Indebtedness has a Representative, only the Representative may give the notice.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this
Article 5 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article 5 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 5 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

         Section 5.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

         Section 5.11. Article Five Not to Prevent Events of Default or Limit Right to Accelerate. The failure to make a payment in respect of the Securities by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this
Article 5 shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities.

         Section 5.12. Trustee Entitled to Rely. Upon any payment or distribution pursuant to this Article 5, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 5.02 are pending,

(ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 5, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 5, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee shall have the right to seek a declaratory judgment as to any right of such Person to receive such payment. The provisions of Sections 8.01 and 8.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 5.

         Section 5.13. Trustee to Effectuate Subordination. Each Holder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holder and the holders of Senior Indebtedness as provided in this Article 5 and appoints the Trustee as attorney-in-fact for any and all such purposes.

         Section 5.14. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Issuer, or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 5 or otherwise.

         Section 5.15. Reliance by Holders of Senior Indebtedness on Subordination Provisions. Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                    ARTICLE 6
                              AFFILIATE GUARANTEES

         Section 6.01. Unconditional Guarantee. Each Guarantor hereby unconditionally, jointly and severally, guarantees (each, an "AFFILIATE GUARANTEE") to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and all other obligations of the Issuer to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed (including, without limitation, the Issuer's obligation to deliver Common Stock or shares of stock, other securities or other property or assets (including cash) upon an exchange of the Securities pursuant to Article 14), all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in
Section 6.04. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that the Affiliate Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Affiliate Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer or any Guarantor, any amount paid by the Issuer or any Guarantor to the Trustee or such Holder, this Affiliate Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 4 for the purpose of this Affiliate Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 4, such obligations (whether or not due and payable) shall forth become due and payable by each Guarantor for the purpose of this Affiliate Guarantee.

         Section 6.02. Severability. In case any provision of this Affiliate Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 6.03. Release of a Guarantor. Any Guarantor that is designated an Unrestricted Subsidiary shall upon such designation be released and discharged of all obligations under this Article 6 without any further action required on the part of the Trustee or any Holder.

         (b) If all outstanding Securities are satisfied and discharged in accordance with the terms of this Indenture, or if all or substantially all of the assets of any Subsidiary Guarantor or all of the equity interest in any Subsidiary Guarantor are sold (including through merger, consolidation, by issuance or otherwise) then such Subsidiary Guarantor (in the event of a sale or other disposition of all of the equity interests of such Subsidiary Guarantor) or the Person acquiring the assets (in the event of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor) shall be released and discharged of its Affiliate Guarantee in respect of this Indenture and the Securities without any further action required on the part of the Trustee or any Holder. Solely for purposes of this Section 6.03(b), the sale of assets referred to in the preceding sentence is deemed to include a sale, conveyance or transfer by the Representative following a foreclosure on such assets.

         Section 6.04. Limitation of Guarantor's Liability. Each
Subsidiary Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Affiliate Guarantee not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Affiliate Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Affiliate Guarantee or pursuant to
Section 6.05, result in the obligations of such Guarantor under its Affiliate Guarantee not constituting such a fraudulent transfer or conveyance.

         Section 6.05. Contribution. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "FUNDING GUARANTOR") under the Affiliate Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the net assets of each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 6.04, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Issuer's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Affiliate Guarantee.

         Section 6.06. Execution of Affiliate Guarantee. To further evidence their Guarantee to the Holders, each of the Guarantors hereby agrees to execute an Affiliate Guarantee to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Affiliate Guarantee set forth in Section 6.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security an Affiliate Guarantee. Each such Affiliate Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Affiliate Guarantee on behalf of such Guarantor. Such signature upon the Affiliate Guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Affiliate Guarantee, and in case such officer who shall have signed the Affiliate Guarantee shall cease to be such officer before the Security on which such Affiliate Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Affiliate Guarantee had not ceased to be such officer of such Guarantor.

         Section 6.07. Subordination of Subrogation and Other Rights. Each Guarantor hereby agrees that any claim against the Issuer that arises from the payment, performance or enforcement of such Guarantor's obligations under its Affiliate Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

                                    ARTICLE 7
                      SUBORDINATION OF AFFILIATE GUARANTEES

         Section 7.01. Agreement to Subordinate. Each Guarantor agrees, and each Holder by accepting an Affiliate Guarantee agrees, that the Indebtedness of such Guarantor evidenced by the Affiliate Guarantee is subordinated in right of payment, to the extent and in the manner provided in this Article 7, to the payment when due of all Guarantor Senior Indebtedness of such Guarantor and that such subordination is for the benefit of and enforceable by the holders of Guarantor Senior Indebtedness. The Affiliate Guarantee shall in all respects rank pari passu with all other Guarantor Senior Subordinated Indebtedness of a Guarantor, and only Indebtedness of a Guarantor which is Guarantor Senior Indebtedness will rank senior to the Affiliate Guarantee in accordance with the provisions set forth herein. Unsecured Indebtedness is not deemed to be subordinate or junior to Secured Indebtedness merely because it is unsecured, nor is any Indebtedness deemed to be subordinate or junior to other Indebtedness merely because it matures after such other Indebtedness. Secured Indebtedness is not deemed to be Senior Indebtedness merely because it is secured.

         Section 7.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of a Guarantor upon a total or partial liquidation or dissolution or reorganization or bankruptcy of or similar proceeding relating to a Guarantor or its property:

         (a) holders of Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness of such Guarantor before Holders shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities from such Guarantor; and

         (b) until the Guarantor Senior Indebtedness of such Guarantor is paid in full, any payment or distribution to which Holders would be entitled but for the provisions of this Article 7 shall be made to holders of Guarantor Senior Indebtedness as their interests may appear.

         Section 7.03. Default on Guarantor Senior Indebtedness. No Guarantor may pay the Securities if (i) any Guarantor Senior Indebtedness is not paid in cash or Cash Equivalents when due or (ii) any other default on Guarantor Senior Indebtedness occurs and the maturity of such Guarantor Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived or is no longer continuing and/or any such acceleration has been rescinded or (y) such Guarantor Senior Indebtedness has been paid in full; provided, however, that the Guarantor may pay the Securities subject to the provisions of Section 7.02, without regard to the foregoing if the Guarantor and the Trustee receive written notice approving such payment from the Representatives of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, a Guarantor may not pay the Securities (except (i) in Qualified Capital Stock issued by such Guarantor to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by such Guarantor in payment of interest accrued thereon or
(iii) in securities issued by such Guarantor which are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities) for a period (a "GUARANTOR PAYMENT BLOCKAGE PERIOD") commencing upon the receipt by the Trustee (with a copy to the Guarantor) of written notice (a "GUARANTOR BLOCKAGE NOTICE") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Guarantor Payment Blockage Period and ending 179 days thereafter (or earlier if such Guarantor Payment Blockage Period is terminated (i) by written notice to the Trustee and the Guarantor from the Person or Persons who gave such Guarantor Blockage Notice,
(ii) because the default giving rise to such Guarantor Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full). Notwithstanding the provisions of the immediately preceding sentence, but subject to the provisions of the first sentence of this Section
7.03 and the provisions of Section 7.02, the Guarantor may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage Period may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. However, if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the agent under the Senior Credit Facilities), the agent under the Senior Credit Facilities may give another Blockage Notice within such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage Periods are in effect exceed 179 days in the aggregate during any 360 consecutive day period. No nonpayment default that existed or was continuing on the date of delivery of any Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

         Section 7.04. Acceleration of Payment of Securities. If a notice is required pursuant to the first sentence of Section 5.04, no Guarantor may pay the Securities (except payment (i) in Qualified Capital Stock issued by the Guarantor to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Guarantor in payment of interest accrued thereon or (iii) securities issued by the Guarantor which are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Securities and have a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities), until five Business Days after the respective Representative of the Designated Senior Indebtedness receives notice of such acceleration and thereafter, may pay the Securities only if the provisions of this Article 7 otherwise permit payment at that time.

         Section 7.05. When Distribution Must Be Paid Over. If a distribution is made to the Trustee or to Holders that because of this Article 7 should not have been made to them, the Trustee or the Holders who receive such distribution shall hold it in trust for holders of Guarantor Senior Indebtedness and promptly pay it over to them as their respective interests may appear; provided, however, that the liabilities of the Trustee under this Section 7.05 are limited by
Section 7.14.

         Section 7.06. Subrogation. After all Guarantor Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Guarantor Senior Indebtedness to receive distributions applicable to Guarantor Senior Indebtedness. A distribution made under this Article 7 to holders of Guarantor Senior Indebtedness which otherwise would have been made to Holders is not, as between the Guarantor and the Holders, a payment by any Guarantor of Guarantor Senior Indebtedness.

         Section 7.07. Relative Rights. This Article 7 defines the relative rights of Holders of the Securities on the one hand and holders of Guarantor Senior Indebtedness on the other hand. Nothing in this Indenture shall:

         (a) impair, as between the Guarantor and the Holders, the obligations of any Guarantor, which are absolute and unconditional, in respect of its Affiliate Guarantee; or

         (b) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Guarantor Senior Indebtedness to receive distributions otherwise payable to Holders.

         Section 7.08. Subordination May Not Be Impaired by Guarantor. No right of any holder of Guarantor Senior Indebtedness to enforce the subordination of the obligations under any Affiliate Guarantee evidenced by the Securities shall be impaired by any act or failure to act by any Guarantor or by the failure of any Guarantor to comply with this Indenture.

         Section 7.09. Rights of Trustee and Paying Agent. (a) Notwithstanding
Section 7.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article 7. A Guarantor, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Guarantor Senior Indebtedness may give the notice; provided, however, that if an issue of Guarantor Senior Indebtedness has a Representative, only the Representative may give the notice.

         (b) The Trustee in its individual or any other capacity may hold Guarantor Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 7 with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 7 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

         Section 7.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Guarantor Senior Indebtedness, the distribution may be made and the notice given to their Representative, if any.

         Section 7.11. Article Seven Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment in respect of the Securities by reason of any provision in this Article 7 shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this
Article 7 shall have any effect on the right of the Holders or the Trustee to enforce any Affiliate Guarantee or to accelerate the maturity of the Securities.

         Section 7.12. Trustee Entitled to Rely. Upon any payment or distribution pursuant to this Article 7, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 7.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Guarantor Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of any Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 7. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article 7, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 7, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee shall have the right to seek a declaratory judgment as to any right of such Person to receive such payment. The provisions of Sections
8.01 and 8.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 7.

         Section 7.13. Trustee To Effectuate Subordination. Each Holder by accepting an Affiliate Guarantee authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holder and the holders of Guarantor Senior Indebtedness as provided in this Article 7 and appoints the Trustee as attorney-in-fact for any and all such purposes.

         Section 7.14. Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Guarantor, or any other Person, money or assets to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article 7 or otherwise.

         Section 7.15. Reliance by Holders of Guarantor Senior Indebtedness on Subordination Provisions. Each Holder by accepting an Affiliate Guarantee acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Guarantor Senior Indebtedness, whether such Guarantor Senior Indebtedness was created or acquired before or after the issuance of the Affiliate Guarantee, to acquire and continue to hold, or to continue to hold, such Guarantor Senior Indebtedness and such holder of Guarantor Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Guarantor Senior Indebtedness.

                                    ARTICLE 8
                                   THE TRUSTEE

         Section 8.01. Duties of Trustee.

         (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of a Default:

                  (i) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                  (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i)      This paragraph does not limit the effect of paragraph
         (b) of this Section 8.01;

                  (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 4.02, 4.04 and 4.05.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.01.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 8.02. Rights of Trustee.

         Subject to Section 8.01:

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 19.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

         (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care and appointed with the consent of the Issuer.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

         (e) Before the Trustee acts or refrains from acting, it may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

         (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

         (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

         (j) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

         (k) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

         Section 8.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 8.10 and 8.11.

         Section 8.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuer's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuer or any Guarantor in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

         Section 8.05. Notice of Defaults. If a Default or an Event of Default occurs and is continuing and the Trustee has actual knowledge of such Defaults or Events of Default, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of or interest on any Security or a Default or Event of Default in complying with Section 10.01, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Holders. This Section 8.05 shall be in lieu of the proviso to
Section 315(b) of the TIA and such proviso to Section 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

         Section 8.06. Reports by Trustee to Holders. If required by TIA Section 313(a), within 60 days after each February 1 beginning with February 1, 2004, the Trustee shall mail to each Holder a report dated as of such February 1 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

         A copy of each such report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

         The Issuer shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

         Section 8.07. Compensation and Indemnity. The Issuer and the
Guarantors shall pay to the Trustee and the Agents from time to time, and the Trustee and the Agents shall be entitled to, such compensation as the Issuer and the Trustee and the Agents shall from time to time agree in writing for their respective services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer and the Guarantors shall reimburse the Trustee and the Agents upon request for all reasonable disbursements, expenses and advances, including all costs and expenses of collection and reasonable fees, disbursements and expenses of its agents and outside counsel incurred or made by any of them in addition to the compensation for their respective services except any such disbursements, expenses and advances as may be attributable to negligence or willful misconduct of the party to be reimbursed.

         The Issuer and the Guarantors shall jointly and severally indemnify the Trustee and the Agents for, and hold them harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the indemnified party and taxes based upon, measured by or determined by the income of the indemnified party), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against or investigating any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that

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such loss, damage, claim, liability or expense is due to negligence or willful misconduct of the indemnified party. The indemnified party shall notify the Issuer promptly of any claim asserted against the indemnified party for which it may seek indemnity. However, the failure by the indemnified party to so notify the Issuer shall not relieve the Issuer and the Guarantors of their obligations hereunder unless the Issuer and the Guarantors have been prejudiced thereby. The Issuer and the Guarantors shall defend the claim and the indemnified party shall cooperate in the defense at the expense of the Issuer and the Guarantors; provided that the Issuer and the Guarantors shall not be liable in any action or for which they have assumed the defense for the expenses of separate counsel to the indemnified party unless (1) the employment of separate counsel has been authorized by the Issuer and the Guarantors, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to the indemnified party that are different from or in addition to those available to the Issuer and the Guarantors or (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party, the Issuer and the Guarantors; provided further, however, that in any such event the reimbursement obligation of the Issuer and the Guarantors with respect to separate counsel of the indemnified party will be limited to the reasonable fees and expenses of such counsel.

         The Issuer and the Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Issuer and the Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or an Agent as a result of its own negligence or willful misconduct.

         To secure the payment obligations of the Issuer and the Guarantors in this Section 8.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.01(f) or Section 4.01(g) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 8.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer in writing. The Holders of a majority in Principal Amount of the outstanding Securities may remove the Trustee by so notifying

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the Trustee and the Issuer in writing and may appoint a successor Trustee with the Issuer's consent. The Issuer may remove the Trustee if:

         (a)      the Trustee fails to comply with Section 8.10;

         (b) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a Custodian or other public officer takes charge of the Trustee or its property; or

         (d)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in Principal Amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 8.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 8.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of at least 10% in Principal Amount of the outstanding Securities may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding replacement of the Trustee pursuant to this Section 8.08, the Issuer's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

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         Section 8.09. Successor Trustee by Merger, Etc.. If the Trustee
consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article 8.

         Section 8.10. Eligibility; Disqualification. This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA Section 310(b), the Trustee and the Issuer shall comply with the provisions of TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article 8. The provisions of TIA Section 310 shall apply to the Issuer and any other obligor of the Securities.

         Section 8.11. Preferential Collection of Claims Against the Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE 9
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

         Section 9.01. Issuer to Furnish Trustee Information as to Names and Addresses of Holders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee:

         (a) Semi-annually, not later than May 1 and November 1 in each year, commencing May 1, 2004, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

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

provided, however, that so long as the Trustee is the Registrar, no such list shall be required to be furnished.

         Section 9.02. Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities (1) contained in the most recent list furnished to it as provided in Section 9.01 and (2) received by it in the capacity of Paying Agent or Registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.

         Section 9.03. Reports by Trustee. Within 60 days after each May 1 beginning with May 1, 2004, the Trustee shall mail to each Holder a brief report dated as of such May 1 that complies with TIA Section 313(a), if required by such TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each securities exchange, if any, on which the Securities are listed. The Issuer agrees to promptly notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.

         Section 9.04. Reports by Issuer. If at any time while any of the Securities are "restricted securities" within the meaning of Rule 144, either the Issuer or LIN TV is no longer subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Issuer or LIN TV, as the case may be, shall prepare and shall furnish to any Holder, any beneficial owner of Securities and any prospective purchaser of Securities designated by a Holder or a beneficial owner of Securities, promptly upon request, the information required pursuant to Rule 144A(d)(4) (or any successor thereto) under the Securities Act in connection with the offer, sale or transfer of Securities.

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 10.01. Consolidations and Mergers of Issuer Permitted Subject to Certain Conditions. Neither LIN TV nor the Issuer shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (a) LIN TV or the Issuer, as the case may be, is the surviving corporation or the Person formed by such consolidation or into which LIN TV or the Issuer, as the case may be, is merged or the Person which

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

         acquires by conveyance or transfer, or which leases, the properties and assets of LIN TV or the Issuer, as the case may be, substantially as an entirety shall be a corporation, limited liability company, partnership, trust or other entity organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment (pursuant to this Indenture, in the case of the Issuer, or the Affiliate Guarantee of LIN TV, in the case of LIN TV) of the Principal Amount, Redemption Price, Purchase Price or Fundamental Change Purchase Price with respect to any Security and any interest (including Contingent Interest and Liquidated Damages, if any) on all the Securities and the performance of every covenant to be performed by the Issuer or observed hereunder (in the case of the Issuer) or under the Affiliate Guarantee of LIN TV (in the case of LIN TV);

                  (b) immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing; and

                  (c) LIN TV or the Issuer, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

         Section 10.02. Rights and Duties of Successor Entity. Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Issuer or LIN TV, as the case may be, substantially as an entirety in accordance with Section 10.01, the successor entity formed by such consolidation or into which the Issuer or LIN TV, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of the Issuer under this Indenture or LIN TV under its Affiliate Guarantee, as the case may be, with the same effect as if such successor had been named as the Issuer or LIN TV, as the case may be, herein, and thereafter, except in the case of a lease, the Issuer or LIN TV, as the case may be, (which term for this purpose shall mean LIN Television Corporation, a Delaware corporation, or LIN TV Corp., a Delaware corporation, as the case may be, or, in each case, any successor entity that shall theretofore have been substituted for such entity in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Securities.

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                                   ARTICLE 11
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 11.01. Without Consent of Holders. The Issuer and the Guarantors, when authorized by a resolution of the Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Holder:

         (a) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

         (b) to effect the assumption by a successor Person of all obligations of the Issuer or LIN TV under the Securities and this Indenture in connection with any transaction complying with Article 10 of this Indenture;

         (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

         (d) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

         (e) to make any change that would provide any additional benefit or rights to the Holders;

         (f) to make any other change that does not adversely affect the rights of any Holder under this Indenture;

         (g) to add to the covenants of the Issuer for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

         (h) to reflect the release of a Guarantor from its obligations with respect to its Guarantee in accordance with the provisions of Section 6.03 and to add a Guarantor pursuant to the requirements of Section 12.07;

provided, however, that the Issuer has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 11.01.

         Section 11.02. With Consent of Holders. Subject to Section 4.07, the Issuer and the Guarantors, when authorized by a Board Resolution, and the Trustee may modify, amend or supplement, or waive compliance by the Issuer with any provision of, this Indenture or the Securities with the written consent of the Holders of at least a majority in Principal Amount of the outstanding Securities. However, without the consent of each Holder affected, no such

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

modification, amendment, supplement or waiver, including a waiver pursuant to
Section 4.04, may:

         (a) reduce the Principal Amount of or change the Stated Maturity Date of any Security or alter the provisions with respect to the repurchase or redemption of the Securities;

         (b) reduce the rate of or change the time for payment of interest on any Security;

         (c) make any Security payable in money other than that stated in the Securities;

         (d) make any change in the provisions of this Indenture relating to the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities or to bring suit to enforce such payment;

         (e) adversely affect the rights of Holders of the Securities under the exchange provisions of this Indenture;

         (f) reduce the percentage of the Principal Amount of outstanding Securities necessary for amendment to or waiver of compliance with any provision of this Indenture or the Securities or for waiver of any Default in respect thereof;

         (g) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders thereof as provided in Section 4.02 and a waiver of the payment default that resulted from such acceleration);

         (h) after the Issuer's obligation upon the occurrence of a Fundamental Change to purchase the Securities arises under this Indenture, amend, modify or change its obligation to make or consummate a purchase offer or waive any default in the performance thereof or modify any of the provisions or definitions with respect to any such offers; or

         (i) modify the ranking or priority of any Security or the Affiliate Guarantee in respect thereof of any Guarantor in any manner adverse to the Holders of the Securities.

         It shall not be necessary for the consent of the Holders under this
Section 11.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

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

         After an amendment, supplement or waiver under this Section 11.02 becomes effective, the Issuer shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

         Section 11.03. Compliance with Trust Indenture Act. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         Section 11.04. Record Date for Consents and Effect of Consents. The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date. The Trustee is entitled to rely upon any electronic instruction from beneficial owners to the Holders of any Global Security.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (a) through (i) of Section 11.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         Section 11.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determine, the Issuer in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

         Section 11.06. Trustee to Sign Amendments, Etc.. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 11 is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and

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

binding obligation of the Issuer, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.

                                   ARTICLE 12
                             COVENANTS OF THE ISSUER

         Section 12.01. Payment of Principal, Premium and Interest. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid all payments in respect of the Securities in accordance with the terms of the Securities and this Indenture. Any amounts to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 11:00 a.m. New York City time by the Issuer at the latest on the day such payment is due. Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any), shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Fundamental Change Purchase Price, on the Business Day following the applicable Purchase Date or Fundamental Change Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

         Section 12.02. Maintenance of Office or Agency. The Issuer shall maintain an office or agency of the Trustee, Registrar, Paying Agent and Exchange Agent where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange, where the Securities may be surrendered for purchase, redemption or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The office of the Paying Agent, at 101 Barclay Street, 8W, New York, NY 10286, Attention: Corporate Trust Officer, shall initially be such office or agency for all of the aforesaid purposes. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

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

         The Issuer may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

         Section 12.03. Money for Securities Payments to be Held in Trust. If the Issuer shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such sums so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure by the Issuer to take such action or failure so to act.

         Whenever the Issuer shall have one or more Paying Agents for the Securities, it will, on or prior to each due date of the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on any Securities, deposit with a Paying Agent a sum sufficient to pay such amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such amounts, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent, other than the Trustee or an Affiliate of the Issuer, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 12.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto;

                  (ii) give the Trustee notice of any failure by the Issuer (or any other obligor upon the Securities) to make any payment of the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on the Securities when the same shall be due and payable; and

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

                  (iii) at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         Anything in this Section 12.03 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining satisfaction and discharge of this Indenture, or for any other reason, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Section 12.04. Compliance Certificate. The Issuer shall deliver to the Trustee within 120 days after the close of each fiscal year an Officers' Certificate stating that a review of the activities of the Issuer has been made under the supervision of the signing officer with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Issuer that occurred during such fiscal year and if they do know of such a Default or Event of Default, their status and the action the Issuer is taking or proposes to take with respect thereto. The first certificate to be delivered by the Issuer pursuant to this
Section 12.04 shall be for the fiscal year ending December 31, 2003.

         Section 12.05. Calculation of Original Issue Discount. The Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Securities as of the end of such year and
(ii) such other specific information relating to such original issue discount as may then be reasonably requested by the Trustee and relevant under the Internal Revenue Code of 1986, as amended from time to time.

         Section 12.06. Further Instruments and Acts. The Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper or as the Trustee may request to carry out more effectively the purposes of this Indenture.

         Section 12.07. Affiliate Guarantees By Restricted Subsidiaries.

         (a) The Issuer shall not create or acquire, nor cause or permit any of its Restricted Subsidiaries, directly or indirectly, to create or acquire, any Subsidiary other than (1) an Unrestricted Subsidiary in accordance with the other terms of this Indenture or (2) a Restricted Subsidiary that, either (i) simultaneously with such creation or acquisition, (x) executes and delivers to the Trustee a supplemental indenture to this Indenture pursuant to which it will

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

become a Guarantor in accordance with Article 6 hereof and (y) delivers to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary (which opinion may be subject to customary assumptions and qualifications) or (ii) does not satisfy the definition of Guarantor.

         (b) Any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary shall upon such redesignation be required to become a Guarantor in accordance with the requirements of Section 12.07(a)(2).

                                   ARTICLE 13
                            REDEMPTION OF SECURITIES

         Section 13.01. Right to Redeem; Notices to Trustee. Prior to May 20, 2008, the Securities shall not be redeemable at the option of the Issuer. Beginning on May 20, 2008 and until the Stated Maturity Date, the Securities are redeemable for cash as a whole, or from time to time in part, at the option of the Issuer at the Redemption Price; provided that if the Redemption Date is any day during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on such Interest Payment Date, accrued and unpaid interest (including Contingent Interest or Liquidated Damages, if any) shall be paid to the Holder of record as of the applicable Regular Record Date, rather than to the Holder presenting the Security for redemption. If the Issuer elects to redeem Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

         The Issuer shall give the notice to the Trustee provided for in this
Section 13.01 by a Issuer Order at least 30 days before the Redemption Date.

         Section 13.02. Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 15 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations equal to or larger than $1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The

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Trustee shall notify the Issuer promptly of the Securities or portions of
Securities to be redeemed.

         Section 13.03. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Issuer shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

         The notice shall identify the Securities to be redeemed and shall at a minimum state:

         (a)      the Redemption Date;

         (b)      the Redemption Price;

         (c)      the Exchange Rate;

         (d)      the name and address of the Paying Agent and Exchange Agent;

         (e) that Securities called for redemption may be exchanged at any time before the close of business on the Business Day immediately preceding the Redemption Date;

         (f) that Holders who want to exchange Securities must satisfy the requirements set forth in the applicable provisions of the Securities;

         (g) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (h) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts of the particular Securities to be redeemed;

         (i) that, unless the Issuer defaults in making payment of such Redemption Price, interest (including Contingent Interest and Liquidated Damages, if any) on Securities called for redemption will cease to accrue on and after the Redemption Date; and

         (j)      the CUSIP number of the Securities.

         At the Issuer's request, the Trustee shall give the notice of redemption in the Issuer's name and at the Issuer's expense, provided that the Issuer makes such request at least three Business Days prior to such notice of redemption.

         If the Issuer redeems fewer than all of the outstanding Securities, the Trustee may select the Securities by lot, pro rata, or by another method the

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Trustee considers fair and appropriate. If the Trustee selects a portion of a
Holder's Securities for partial redemption and such Holder exchanges a portion of such Securities, the exchanged portion will be deemed, to the extent practicable, to be the portion selected for redemption.

         Section 13.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Securities which are exchanged in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

         Section 13.05. Deposit of Redemption Price. Prior to 11:00 a.m., New York City time on the Redemption Date, the Issuer shall deposit with the Paying Agent (or if the Issuer or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Issuer to the Trustee for cancellation or have been exchanged. The Paying Agent shall as promptly as practicable return to the Issuer any money not required for that purpose. If such money is then held by the Issuer in trust and is not required for such purpose it shall be discharged from such trust.

         Section 13.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

         Section 13.07. Exchange Arrangement on Call for Redemption. In connection with any redemption of Securities, the Issuer may arrange for the purchase and exchange of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to a Paying Agent in trust for the Holders, on or before 11:00 A.M. New York City time on the Redemption Date, an amount that, together with any amounts deposited with such Paying Agent by the Issuer for the redemption of such Securities, is not less than the Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article, the obligation of the Issuer to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that nothing in this Section 13.07 shall relieve the Issuer of its obligation to pay the Redemption Price of the Securities called for redemption. If such an agreement is entered into, any Securities called

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for redemption and not surrendered for exchange by the Holders thereof prior to the relevant Redemption Date may, at the option of the Issuer upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for exchange, all as of immediately prior to the close of business on the Business Day immediately prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Issuer for the redemption of the Securities. Without the Paying Agent's prior written consent, no arrangement between the Issuer and such purchasers for the purchase and exchange of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Issuer agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and exchange of any Securities between the Issuer and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability reasonably incurred without negligence or bad faith on its part arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture, in accordance with the indemnity provisions applicable to the Trustee set forth herein.

                                   ARTICLE 14
                                    EXCHANGE

         Section 14.01. Exchange Rights. The Securities shall be exchangeable in accordance with their terms and in accordance with and subject to this Article into a number of shares of Common Stock per $1,000 Principal Amount of Securities equal to the Exchange Rate (except in the case of a Principal Value Exchange).

         A Holder of a Security otherwise entitled to a fractional share upon the exchange thereof shall receive cash in an amount equal to the value of such fractional share based on the Applicable Stock Price with respect to such exchange.

         Upon determination that Holders are or will be entitled to exchange their Securities pursuant to this Article 14, the Issuer shall issue a press release and publish such determination on the Issuer's Web site on the World Wide Web.

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         Holders may surrender Securities for exchange into shares of Common
Stock only if at least one of the conditions described in Section 14.02 through
Section 14.06 is satisfied. In addition, a Security in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Purchase Notice exercising the option of such Holder to require the Issuer to purchase such Security may be exchanged only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         Section 14.02. Exchange Rights Based on Common Stock Price. Commencing after June 30, 2003, a Holder may surrender Securities or portions of Securities in integral multiples of $1,000 Principal Amount for exchange into Common Stock in any fiscal quarter (and only during such fiscal quarter), if, as of the last day of the preceding fiscal quarter, the Closing Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such preceding fiscal quarter is more than 120% of the Base Exchange Price as of the last day of such preceding fiscal quarter.

         Section 14.03. Exchange Rights Upon Credit Rating Events. Securities may be surrendered for exchange in integral multiples of $1,000 Principal Amount during any period in which (1) the credit rating assigned to the Securities by S&P is below B-, (2) the credit rating assigned to the Securities by Moody's is below B3 or (3) either S&P or Moody's does not assign a rating to the Securities; provided, however, that Securities may not be surrendered for exchange pursuant to this Section 14.03 solely upon the occurrence of any event whereby S&P or Moody's ceases to assign credit ratings to all securities of any kind.

         Section 14.04. Exchange Rights Upon Notice of Redemption. Holders may surrender for exchange in integral multiples of $1,000 Principal Amount any Securities called for redemption under Article 13 hereof at any time prior to the close of business on the Business Day immediately preceding the Redemption Date, even if the Securities are not otherwise exchangeable at such time.

         Section 14.05. Exchange Rights Upon Occurrence of Certain Corporate Transactions.

         If LIN TV is a party to a consolidation, merger or binding share exchange pursuant to which shares of Common Stock would be converted into cash, securities or other property, any Security may be surrendered for exchange in integral multiples of $1,000 Principal Amount at any time from and after the date that is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual date of such transaction and, at the effective time of the

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

transaction, the right to exchange a Security into shares of Common Stock shall be changed into a right to exchange such Security into the kind and amount of cash, securities or other property of LIN TV or another Person that the Holder would have received if the Holder had exchanged such Security immediately prior to the transaction.

         If LIN TV distributes to all holders of Common Stock (1) rights or warrants entitling them to purchase, for a period expiring within 45 days of the record date for such distribution, Common Stock at less than the average Closing Sale Price for the 10 Trading Days preceding the declaration date for such distribution, or (2) cash, assets, debt securities or rights to purchase LIN TV securities, which distribution has a per share value exceeding 5% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, the Securities may be surrendered for exchange in integral multiples of $1,000 Principal Amount beginning on the date that the Issuer gives notice to the Holders of such right, which shall not be less than 20 days prior to the time ("EX-DIVIDEND TIME") immediately prior to the commencement of "ex-dividend" trading for such distribution on the New York Stock Exchange or such other principal national or regional exchange or market on which the Common Stock is then listed or quoted for such dividend or distribution, and Securities may be surrendered for exchange at any time thereafter until the earlier of close of business on the Business Day prior to the Ex-Dividend Time and the date LIN TV announces that such dividend or distribution will not take place. Notwithstanding the foregoing, Holders shall not have the right to surrender Securities for exchange pursuant to this Section
14.05 if they will otherwise participate in the distribution described above without first exchanging Securities into Common Stock.

         Section 14.06. Exchange Upon Satisfaction of Trading Price Condition.

         (a) Securities may be surrendered for exchange in integral multiples of $1,000 Principal Amount any time during the five Business Day period after any five consecutive Trading Day period in which the Trading Price per $1,000 Principal Amount of the Securities for each day of such five Trading Day period was less than 98% of the product of the Closing Sale Price and the Exchange Rate as of such Trading Day (determined based on such Closing Sale Price rather than the Applicable Stock Price).

         (b) Notwithstanding the foregoing, if, on the date of any exchange pursuant to Section 14.06(a) that is on or after May 15, 2028, the Closing Sale Price of the Common Stock is greater than the Effective Exchange Price, the Holders of Securities surrendered for exchange shall receive, in lieu of Common Stock based on the Exchange Rate, Common Stock with a value equal to the Principal Amount of Securities plus accrued and unpaid interest, if any,

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including Contingent Interest and Liquidated Damages, if any, as of the Exchange
Date ("PRINCIPAL VALUE EXCHANGE"). Common Stock delivered upon a Principal Value Exchange will be valued at the greater of the Effective Exchange Price on the Exchange Date and the Applicable Stock Price as of the Exchange Date and will be delivered no later than the third Business Day following the determination of the Applicable Stock Price.

         (c) In connection with any exchange pursuant to this Section 14.06, the Trustee shall not have any obligation to determine the Trading Price of the Securities unless the Issuer has requested such determination and the Issuer shall have no obligation to make such request unless a Holder provides the Issuer with reasonable evidence that the Trading Price per Security would be less than 98% of the product of the Closing Sale Price of the Common Stock and the Exchange Rate then in effect (determined based on such Closing Sale Price rather than the Applicable Stock Price). At such time, the Issuer shall instruct the Trustee to determine the Trading Price of the Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price per such Security is greater than or equal to 98% of the product of the Closing Sale Price of the Common Stock and the Exchange Rate as of such Trading Day (determined based on such Closing Sale Price rather than the Applicable Stock Price).

         Section 14.07. Exchange Procedures. To exchange a Security, a Holder must (a) complete and manually sign the Exchange Notice or a facsimile of the exchange notice on the back of the Security (the "EXCHANGE NOTICE") and deliver such notice to the Exchange Agent, (b) surrender the Security to a Exchange Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Exchange Agent, (d) pay any transfer or similar tax, if required and (e) if required, pay funds equal to the interest payable on the next Interest Payment Date. The date on which the Holder satisfies all of those requirements is the "EXCHANGE DATE." The Issuer shall deliver to the Holder through the Exchange Agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined, a certificate for the number of whole shares of Common Stock issuable upon the exchange and, if applicable, cash in lieu of any fractional shares pursuant to Section 14.08. Anything herein to the contrary notwithstanding, in the case of Global Securities, Exchange Notices may be delivered and such Securities may be surrendered for exchange in accordance with the applicable procedures of the Depositary as in effect from time to time. The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record at the close of business on the date on which the Applicable Stock Price is determined with respect to the applicable Exchange Date; provided, however, that if any such date is a date when the stock transfer books of LIN TV are closed, such Person shall be deemed a shareholder of record as of the next date on which the stock transfer books of LIN TV are open.

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         No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article. On exchange of a Security, except for exchange during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date, in which case the Holder on such Regular Record Date shall receive the interest payable on such Interest Payment Date, that portion of accrued and unpaid interest, including Contingent Interest, if any, on the exchanged Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Exchange Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being exchanged pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest (including Contingent Interest, if any) accrued through the Exchange Date and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the Principal Amount of the Security being exchanged pursuant to the provisions hereof.

         The Issuer agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the exchange of a Security (together with any cash payment in lieu of fractional shares) as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4(b).

         If a Holder exchanges more than one Security at the same time, the number of shares of Common Stock issuable upon the exchange shall be based on the aggregate Principal Amount of Securities exchanged.

         Upon surrender of a Security that is exchanged in part, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount equal to the Principal Amount of the unexchanged portion of the Security surrendered.

         Section 14.08. Fractional Shares. The Issuer shall not deliver a fractional share of Common Stock upon exchange of a Security. Instead, the Issuer will deliver cash for the current market value of the fractional share. The current market value of a fractional share of Common Stock shall be determined, to the nearest 1/1,000th of a share, by multiplying the Applicable Stock Price in

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effect with respect to the applicable Exchange Date of a full share of Common Stock by the fractional amount and rounding the product to the nearest whole cent.

         Section 14.09. Taxes on Exchange. If a Holder exchanges a Security, the Issuer shall pay any documentary, stamp or similar issue or transfer tax due on the delivery of shares of Common Stock upon such exchange. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be delivered in a name other than the Holder's name. The Exchange Agent may refuse to deliver the certificate representing the Common Stock being delivered in a name other than the Holder's name until the Exchange Agent receives a sum sufficient to pay any tax which will be due because the shares are to be delivered in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

         Section 14.10. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock.

         (a) Before taking any action which would cause an adjustment increasing the Exchange Rate to an amount that would cause the Exchange Price to be reduced below the then par value, if any, of the shares of Common Stock deliverable upon exchange of the Securities, the Issuer and LIN TV will take all corporate action which may, in the opinion of their counsel, be necessary in order that the Issuer may validly and legally deliver shares of such Common Stock at such adjusted Exchange Rate.

         (b)      (i)      The Issuer and LIN TV covenant that all shares of
Common Stock which may be delivered upon exchange of Securities shall have been duly authorized and upon issue and delivery in accordance with the terms of this Indenture shall be validly issued, fully paid and non-assessable by LIN TV and free from all taxes, Liens, preemptive or similar rights and charges with respect to the issue thereof.

                  (ii) The Issuer and LIN TV covenant that, if any shares of Common Stock to be provided for the purpose of exchange of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon exchange, the Issuer and LIN TV will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and Exchange Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         (c) LIN TV further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or

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automated quotation system, LIN TV will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon exchange of the Security; provided, however, that, if the rules of such exchange or automated quotation system permit LIN TV to defer the listing of such Common Stock until the first exchange of the Securities into Common Stock in accordance with the provisions of this Indenture, LIN TV covenants to list such Common Stock issuable upon exchange of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 14.11. Adjustment of Exchange Rate. The Base Exchange Rate shall be adjusted from time to time by the Issuer as follows:

         (a) In case LIN TV shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Base Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Base Exchange Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 14.11(a) is declared but not so paid or made, the Base Exchange Rate shall again be adjusted to the Base Exchange Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) In case LIN TV shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration

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

date for such distribution, the Base Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Base Exchange Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

                  (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution.

         Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Base Exchange Rate shall be readjusted to the Base Exchange Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Base Exchange Rate shall again be adjusted to be the Base Exchange Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by LIN TV for such rights or warrants and any amount payable on exercise or exchange thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Base Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and

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conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Base Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case LIN TV shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of LIN TV or evidences of its indebtedness or assets (including securities, but excluding
(x) any rights or warrants referred to in Section 14.11(b), (y) any dividend or distribution (I) paid exclusively in cash or (II) referred to in Section 14.11(a) and (z) any distribution referred to in Section 14.11(g)) (any of the foregoing hereinafter in this Section 14.11(d) called the "DISTRIBUTED PROPERTY")), then, in each such case, the Base Exchange Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Base Exchange Rate in effect on the Record Date with respect to such distribution by a fraction,

                  (i) the numerator of which shall be the Current Market Price on such Record Date; and

                  (ii) the denominator of which shall be the Current Market Price on such Record Date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon exchange the amount of Distributed Property such Holder would have received had such holder exchanged each Security on the Record Date. If such dividend or distribution is not so paid or made, the Base Exchange Rate shall again be adjusted to be the Base Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 14.11(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the

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same period used in computing the Current Market Price on the applicable Record
Date.

         Rights or warrants distributed by LIN TV to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of LIN TV's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"):
(i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section
14.11 (and no adjustment to the Base Exchange Rate under this Section 14.11 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Base Exchange Rate shall be made under this Section 14.11(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Base Exchange Rate under this
Section 14.11 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Base Exchange Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, the Base Exchange Rate shall be readjusted as if such expired or terminated rights and warrants had not been issued.

         For purposes of this Section 14.11(d) and Section 14.11(a) and (b), any dividend or distribution to which this Section 14.11(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of

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capital stock other than such shares of Common Stock or rights or warrants (and any Base Exchange Rate adjustment required by this Section 14.11(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Base Exchange Rate adjustment required by Sections 14.11(a) and 14.11(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 14.11(a) and 14.11(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 14.11(a).

         (e) In case LIN TV shall, by dividend or otherwise, distribute to all holders of its Common Stock cash, excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of LIN TV, whether voluntary or involuntary, to the extent that the aggregate amount of cash distributions per share of Common Stock in any twelve month period exceeds the greater of (x) the annualized amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Base Exchange Rate pursuant to this Section 14.11(e) (as adjusted to reflect subdivisions, or combinations of the Common Stock), and (y) 5% of the average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend, then, in such case, the Base Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Base Exchange Rate in effect immediately prior to the close of business on such record date by a fraction,

                  (i) the numerator of which shall be the Current Market Price on such record date; and

                  (ii) the denominator of which shall be the Current Market Price on such record date less the amount of cash so distributed (in the case of a distribution that is a quarterly dividend, including only the amount of cash distributed in excess of the threshold set forth above) applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment,

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adequate provision shall be made so that each Holder shall have the right to receive upon exchange the amount of cash such holder would have received had such holder exchanged each Security on the Record Date. If such dividend or distribution is not so paid or made, the Base Exchange Rate shall again be adjusted to be the Base Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 14.11(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 14.11(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

         (f) In case a tender or exchange offer made by LIN TV or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Base Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Base Exchange Rate in effect immediately prior to the Expiration Time by a fraction,

                  (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time,

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such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If LIN TV is obligated to purchase shares pursuant to any such tender or exchange offer, but LIN TV is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Base Exchange Rate shall again be adjusted to be the Base Exchange Rate that would then be in effect if such tender or exchange offer had not been made.

         (g) If LIN TV pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of LIN TV, the Base Exchange Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Base Exchange Rate in effect on the Record Date with respect to such distribution by a fraction,

                  (i) the numerator of which shall be the sum of (A) the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "EX-DIVIDEND DATE") plus (B) the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 14.11(g) applies and shall equal the number of securities distributed in respect of each share of Common Stock multiplied by the average of the closing sale prices of those securities distributed for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

                  (ii) the denominator of which shall be the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date, such adjustment to become effective immediately prior to the opening of business on the day following fifteenth Trading Day after the Ex-Dividend Date; provided that if (x) the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date minus (y) the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 14.11(g) applies (as calculated in Section 14.11(g)(i)(B) above) is less than $1.00, then the adjustment provided by for by this Section 14.11(g) shall not be made and in lieu thereof the provisions of Section 14.14 shall apply to such distribution.

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         (h)      If any adjustment or readjustment is made to the Base Exchange
Rate pursuant to this Section 14.11, the same proportional adjustment shall be made to the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate.

         (i) For purposes of this Section 14.11, the following terms shall have the meaning indicated:

                  (i) "CURRENT MARKET PRICE" shall mean the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Issuer commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "EX" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "EX" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

         If another issuance, distribution, subdivision or combination to which
Section 14.11 applies occurs during the period applicable for calculating "CURRENT MARKET PRICE" pursuant to the definition in the preceding paragraph, "CURRENT MARKET PRICE" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

                  (ii) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                  (iii) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

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         (j)      The Issuer may make such increases in the Base Exchange Rate in addition to those required by Section 14.11(a), (b), (c), (d), (e), (f) or
(g) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Issuer from time to time may increase the Base Exchange Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Issuer, which determination shall be conclusive. Whenever the Base Exchange Rate is increased pursuant to the preceding sentence, the Issuer shall mail to Holders a notice of the increase at least fifteen (15) days prior to the date the increased Base Exchange Rate takes effect, and such notice shall state the increased Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) and the period during which they will be in effect.

         (k) No adjustment in the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange
Rate) shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 14.11(k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 14 shall be made by the Issuer and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a LIN TV plan for reinvestment of dividends or interest or, except as set forth in this Article 14, for any issuance of Common Stock or exchangeable or exchangeable securities or rights to purchase Common Stock or exchangeable or exchangeable securities. To the extent the Securities become exchangeable into cash, assets, property or securities (other than capital stock of LIN TV), subject to Section 14.14, no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Securities are exchangeable.

         (l) Whenever the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) is adjusted as herein provided, the Issuer shall promptly file with the Trustee and any Exchange Agent other than the Trustee an Officers' Certificate setting forth the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) after such adjustment and setting forth a brief statement of the

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

facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee or Exchange Agent shall have received such Officers' Certificate, the Trustee or Exchange Agent, as the case may be, shall not be deemed to have knowledge of any adjustment of the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) and may assume that the last Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Issuer shall prepare a notice of such adjustment of the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) setting forth the adjusted Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) to the Holder of each Security at his last address appearing on the Security Register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (m) In any case in which this Section 14.11 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 14.11(a),
(3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 14.11(b), or (4) the Expiration Time for any tender or exchange offer pursuant to Section 14.11(f) (each a "DETERMINATION DATE"), the Issuer may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Security exchanged after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such exchange by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such exchange before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 14.08. For purposes of this Section 14.11(m), the term "ADJUSTMENT EVENT" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event,

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

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                  (iii)    in any case referred to in clause (3) hereof, the
         date of expiration of such rights or warrants, and

                  (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (n) For purposes of this Section 14.11, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of LIN TV, unless such treasury shares participate in any distribution or dividend that requires an adjustment pursuant to this Section 14.11, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

         Section 14.12. Other Adjustments.

         (a) The Issuer shall be entitled to make such increases in the Base Exchange Rate (and, as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate), in addition to those required by Section 14.11, as in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities exchangeable into or exchangeable for stock hereafter made by LIN TV to its stockholders shall not be taxable.

         (b) To the extent permitted by applicable law, the Issuer from time to time may increase the regular interest rate on the Securities by any amount for any period of time so long as such increase (i) is effective as of the beginning of an Interest Payment Period, (ii) ceases to be effective as of the end of an Interest Payment Period, (iii) is irrevocable during such period and (iv) the Board of Directors shall have made a determination that such increase would be in the best interests of the Issuer, which determination shall be conclusive. Whenever the regular interest rate is increased pursuant to the preceding sentence, the Issuer shall provide notice to Holders of the Securities of such increase at least twenty (20) days prior to the Interest Payment Date on which such increase takes effect, and such notice shall state (x) the increased regular interest rate and (y) the period during which it will be in effect.

         Section 14.13. Notice of Certain Transactions. In the event that:

                  (i) LIN TV takes any action which would require an adjustment in the Exchange Rate;

                  (ii) LIN TV takes any action that requires a supplemental indenture pursuant to Section 14.14; or

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

                  (iii) there is a dissolution or liquidation of LIN TV or the Issuer;

the Issuer shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Issuer shall mail the notice at least fifteen days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section 14.13.

         Section 14.14. Effect of Reclassification, Consolidation, Merger or Sale on Exchange Privilege. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 14.11(c) applies), (ii) any consolidation, merger or combination of LIN TV with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of LIN TV to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Issuer and each Guarantor (or the successor or purchasing Person, as the case may be) shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Security shall be exchangeable into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exchange of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to exchange all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 14.14 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share

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

by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 14.

         The Issuer shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities, at its address appearing on the Security register, within twenty (20) days after execution thereof and shall issue a press release containing such information and publish such information on its website on the World Wide Web. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 14.14 applies to any event or occurrence, Section 14.11 shall not apply.

         Section 14.15. Trustee's Disclaimer. The Trustee shall have no duty to determine when an adjustment under this Article should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Issuer is obligated to file with the Trustee pursuant to Section 14.11(l). The Trustee makes no representation as to the validity or value of any securities or assets issued upon exchange of Securities, and the Trustee shall not be responsible for the Issuer's failure to comply with any provisions of this Article.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 14.14, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Issuer is obligated to file with the Trustee pursuant to Section 14.11(l).

         Section 14.16. Rights Issued in Respect of Common Stock Issued Upon Exchange. Each share of Common Stock issued upon exchange of Securities pursuant to this Article 14 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "RIGHTS"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such exchange shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by LIN TV, as the same may be amended from time to time (in each case, a "RIGHTS AGREEMENT"). Provided that such

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Rights Agreement requires that each share of Common Stock issued upon exchange of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 14, there shall not be any adjustment to the exchange privilege or Base Exchange Rate (and as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) as a result of the issuance of Rights, but an adjustment to the Base Exchange Rate (and as applicable, the Incremental Share Factor, the Maximum Exchange Rate and any Fixed Exchange Rate) shall be made pursuant to
Section 14.11(d) upon the separation of the Rights from the Common Stock.

         Section 14.17. Issuer Determination Final. Any determination that the Issuer or the Board of Directors must make pursuant to Sections 14.07, 14.08, 14.11, 14.12 or 14.14 shall be conclusive.

                                   ARTICLE 15
                          PURCHASE AT OPTION OF HOLDERS

         Section 15.01. Right to Require Purchase.

         (a) Each Holder has the right to require the Issuer to purchase all or a portion of the Securities held by such Holder on May 15, 2008, 2013, 2018, 2023, and 2028, or if any such day is not a Business Day, on the immediately succeeding Business Day (each, a "PURCHASE DATE").

         (b) The Issuer shall give notice of each Purchase Date and of the procedures set forth in Section 15.02 that each Holder must follow to exercise its purchase right to each Holder at its address set forth in the Security Register and to the Depositary, not later than 21 Business Days prior to each Purchase Date.

         Section 15.02. Purchase Procedures. If the Holders have the right to require the purchase of Securities pursuant to Section 15.01, the Issuer shall purchase such Securities for cash at a Purchase Price equal to 100% of the Principal Amount thereof, plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date (the "PURCHASE PRICE") (provided that if the Purchase Date is any day during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on such Interest Payment Date, any accrued and unpaid interest, Contingent Interest or Liquidated Damages, shall be paid to the Holder of record as of the applicable Regular Record Date, rather than to the Holder presenting the Security for purchase), at the option of the Holder thereof, upon:

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

         (a) delivery to the Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") at any time from the opening of business on the date that is 21 Business Days prior to a Purchase Date until the close of business on such Purchase Date stating:

                  (i) if a certificated Security has been issued, the certificate number of the Security which the Holder will deliver to be purchased or if not, such information as may be required under applicable procedures of the Depositary,

                  (ii) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and

                  (iii) that such Security shall be purchased as of the applicable Purchase Date pursuant to this Article 15; and

         (b) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Article only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

         The Issuer shall purchase from the Holder thereof, pursuant to this Article, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Issuer contemplated pursuant to the provisions of this Article shall be consummated by the payment of the Purchase Price to be received by the Holder in cash promptly following the later of the Purchase Date and the time of delivery of the Security as set forth in Section 15.04.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 15.02 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

         The Paying Agent shall promptly notify the Issuer of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

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         Anything herein to the contrary notwithstanding, in the case of Global
Securities, any Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

         The Issuer may, at its option, specify additional dates on which Holders will have the right to require it to purchase Securities upon written notice to the Paying Agent, the Trustee and the Holders. Such notice shall specify the additional dates upon which the Issuer shall be required to purchase the Securities at the option of the Holders and shall be delivered to the Paying Agent, the Trustee and the Holders no less than 25 Business Days prior to the earliest purchase date specified in such notice.

         Section 15.03. Effect of Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice specified in Section 15.02(a), the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price with respect to such Security. Such Purchase Price shall be paid to such Holder, subject to receipt of funds by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Security (provided the conditions in Section 15.02 have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 15.02. Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be exchanged pursuant to Article 14 hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

         A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to the close of business on the applicable Purchase Date specifying:

                  (i) if certificated Securities have been issued, the certificate number of the Security in respect of which such notice of withdrawal is being submitted, or if not, such information as may be required under appropriate procedures of the Depositary;

                  (ii) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

                  (iii) the Principal Amount, if any, of such Security that remain subject to the original Purchase Notice and have been or will be delivered for purchase by the Issuer.

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         There shall be no purchase of any Securities pursuant to this Article
15 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, or
(y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         Section 15.04. Deposit of Purchase Price. Prior to 11:00 a.m. (New York City time) on the Business Day immediately following the Purchase Date, the Issuer shall deposit with the Trustee or with the Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price of all of the Securities or portions thereof which are to be purchased as of the Purchase Date. The manner in which the deposit required by this Section 15.04 is made by the Issuer shall be at the option of the Issuer, provided, however, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the date of deposit.

         If a Paying Agent holds, in accordance with the terms hereof, cash sufficient to pay the Purchase Price of any Security for which a Purchase Notice has been tendered and not withdrawn in accordance with this Indenture on the Business Day following the Purchase Date then, immediately following such Purchase Date, such Security will cease to be outstanding, interest (including Contingent Interest and Liquidated Damages, if any) will cease to accrue and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid).

         Section 15.05. Securities Purchased in Part. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Issuer, the Paying Agent or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer, the Paying Agent or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Issuer shall execute and the Trustee, or any Authenticating Agent, shall authenticate and deliver to the Holder of such Security, without service charge except for any taxes to be paid by the Holder in the event a Security is registered under a new name, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

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

         Section 15.06. Repayment to the Issuer. The Trustee and the Paying Agent shall return to the Issuer any cash that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Purchase Price, provided, however, that to the extent that the aggregate amount of cash or Common Stock deposited by the Issuer pursuant to Section 15.04 exceeds the aggregate Purchase Price of the Securities or portions thereof which the Issuer is obligated to purchase as of the Purchase Date, then promptly after the Business Day following the Purchase Date, the Trustee or the Paying Agent, as applicable, shall return any such excess to the Issuer. Thereafter, any Holder entitled to payment must look to the Issuer for payment as general creditors, unless an applicable abandoned property law designates another Person.

                                   ARTICLE 16
             PURCHASE AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

         Section 16.01. Right to Require Purchase.

         (a) If at any time prior to Stated Maturity Date that Securities remain outstanding there shall occur a Fundamental Change, Securities shall be purchased by the Issuer in integral multiples of $1,000 Principal Amount at the option of the Holders thereof as of the date specified by the Issuer that is not less than 20 Business Days nor more than 35 Business Days after the occurrence of the Fundamental Change (the "FUNDAMENTAL CHANGE PURCHASE DATE") subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 16.01. The purchase price of such Securities (the "FUNDAMENTAL CHANGE PURCHASE PRICE") shall be equal to 100% of the Principal Amount of the Securities to be purchased plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, unless such Fundamental Change Purchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Issuer shall pay the full amount of accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) payable on such Interest Payment Date to the holder of record at the close of business on such Regular Record Date.

         A "FUNDAMENTAL CHANGE" is any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive consideration which is not all or substantially all common stock that:

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                  (i)      is listed on, or immediately after the transaction or
         event will be listed on, a United States national securities exchange, or

                  (ii) is approved, or immediately after the transaction or event will be approved, for quotation on NASDAQ or any similar United States system of automated dissemination of quotations of securities prices.

         (b) Within 15 Business Days after the occurrence of a Fundamental Change, the Issuer shall mail a written notice of the Fundamental Change to the Trustee and any Paying Agent and to each Holder.

         The notice shall include the form of a Fundamental Change Purchase Notice to be completed by the Holder and shall state:

                  (i) the date of such Fundamental Change and, briefly, the events causing such Fundamental Change;

                  (ii) the date by which the Fundamental Change Purchase Notice pursuant to this Section 16.01 must be given;

                  (iii)    the Fundamental Change Purchase Date;

                  (iv) the Fundamental Change Purchase Price that will be accrued and payable with respect to the Securities as of the Fundamental Change Purchase Date;

                  (v)      briefly, the exchange rights of the Securities;

                  (vi) the name and address of each Paying Agent and Exchange Agent;

                  (vii) the Base Exchange Rate, the Maximum Exchange Rate and the current Exchange Rate (using the Applicable Stock Price as determined as of the Business Day prior to the date on which the notice pursuant to this Section 16.01(b) is mailed by the Issuer to the Trustee or Paying Agent and assuming a Exchange Date eight Trading Days prior to such date), and any adjustments thereto;

                  (viii) that Securities as to which a Fundamental Change Purchase Notice has been given may be exchanged for Common Stock pursuant to Article 14 only to the extent that the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

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

                  (ix) the procedures that the Holder must follow to exercise rights under this Section 16.01;

                  (x) the procedures for withdrawing a Fundamental Change Purchase Notice, including a form of notice of withdrawal;

                  (xi) that the Holder must satisfy the requirements set forth in the Securities in order to exchange the Securities; and

                  (xii) the last date on which the purchase right may be exercised.

         If any of the Securities is in the form of a Global Security, then the Issuer shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

         (c) A Holder may exercise its rights specified in subsection (a) of this Section 16.01 upon delivery of a written notice (which shall be in substantially the form included as an attachment to the Securities and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "FUNDAMENTAL CHANGE PURCHASE NOTICE") to any Paying Agent at any time prior to the close of business on the Fundamental Change Purchase Date.

         The delivery of such Security to any Paying Agent (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Purchase Price.

         The Issuer shall purchase from the Holder thereof, pursuant to this
Section 16.01, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security pursuant to Section 16.01 through
Section 16.05 also apply to the purchase of such portion of such Security.

         Any purchase by the Issuer contemplated pursuant to the provisions of this Section 16.01 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Fundamental Change Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 16.01 as set forth in Section 16.02.

         Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Fundamental Change Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Fundamental Change

Purchase Notice in whole or as to a portion thereof that is an Principal Amount of $1,000 or an integral multiple thereof at any time prior to the close of business on the Fundamental Change Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 16.02.

         A Paying Agent shall promptly notify the Issuer of the receipt by it of any Fundamental Change Purchase Notice or written withdrawal thereof.

         Anything herein to the contrary notwithstanding, in the case of Global Securities, any Fundamental Change Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

         Section 16.02. Effect of Fundamental Change Purchase Notice.

         Upon receipt by any Paying Agent of the Fundamental Change Purchase Notice specified in Section 16.01(c), the Holder of the Security in respect of which such Fundamental Change Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Fundamental Change Purchase Price with respect to such Security. Such Fundamental Change Purchase Price shall be paid to such Holder promptly following the later of (a) the Fundamental Change Purchase Date with respect to such Security (provided the conditions in Section 16.01(c) have been satisfied) and (b) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by Section 16.01(c). Securities in respect of which a Fundamental Change Purchase Notice has been given by the Holder thereof may not be exchanged into Common Stock on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in the following paragraph.

         A Fundamental Change Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Fundamental Change Purchase Notice at any time prior to the close of business on the applicable Fundamental Change Purchase Date specifying:

                  (i) if certificated Securities have been issued, the certificate numbers for Securities in respect of which such notice of withdrawal is being submitted, or if not, such information as required by the Depositary;

                  (ii) the Principal Amount, in integral multiples of $1,000, of the Securities with respect to which such notice of withdrawal is being submitted; and

                  (iii) the Principal Amount, if any, of such Securities that remain subject to the original Fundamental Change Purchase Notice and have been or will be delivered for purchase by the Issuer.

         There shall be no purchase of any Securities pursuant to this Article if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Fundamental Change Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Fundamental Change Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Fundamental Change Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Fundamental Change Purchase Price with respect to such Securities) in which case, upon such return, the Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         Section 16.03. Deposit of Fundamental Change Purchase Price. On or before 11:00 a.m. New York City time on the Business Day immediately following the Fundamental Change Purchase Date, the Issuer shall deposit with the Trustee or with a Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Fundamental Change Purchase Price of all the Securities or portions thereof that are to be purchased as of such Fundamental Change Purchase Date. The manner in which the deposit required by this Section 16.03 is made by the Issuer shall be at the option of the Issuer, provided, however, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the date of such deposit.

         If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Fundamental Change Purchase Price of any Security for which a Fundamental Change Purchase Notice has been tendered (and not withdrawn in accordance with this Indenture) on the Business Day following the Fundamental Change Purchase Date then, immediately following the Fundamental Change Purchase Date, such Security will cease to be outstanding, interest (including Contingent Interest and Liquidated Damages, if any) will cease to accrue and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Fundamental Change Purchase Price). The Issuer shall publicly announce the Principal Amount of Securities purchased as a result of such Fundamental Change on or as soon as practicable after the Fundamental Change Purchase Date.

         Section 16.04. Securities Purchased in Part. Any Security that is to be purchased only in part shall be surrendered at the office of a Paying Agent and promptly after the Fundamental Change Purchase Date the Issuer shall execute and the Trustee, or any Authenticating Agent, shall authenticate and deliver to the Holder of such Security, without service charge (other than amounts to be paid in respect of applicable transfer taxes), a new Security or Securities, of such authorized denomination or denominations in integral multiples of $1,000 Principal Amount as may be requested by such Holder, in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered that is not purchased.

         Section 16.05. Repayment to the Issuer. The Trustee and the Paying Agent shall return to the Issuer any cash that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Fundamental Change Purchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Issuer pursuant to Section 16.03 exceeds the aggregate Fundamental Change Purchase Price of the Securities or portions thereof which the Issuer is obligated to purchase as of the Fundamental Change Purchase Date, then on the Business Day following the Purchase Date, the Trustee or Paying Agent, as applicable, shall return any such excess to the Issuer. Thereafter, any Holder entitled to payment must look to the Issuer for payment as general creditors, unless an applicable abandoned property law designates another Person.

                                    ARTICLE 17
                               CONTINGENT INTEREST

         Section 17.01. Contingent Interest. The Issuer will pay Contingent Interest to Holders during any Interest Period commencing on or after May 15, 2008, if the average Trading Price of the Securities for the five Trading Day measurement period immediately preceding the first day of the applicable Interest Period (the "MEASUREMENT PERIOD") equals 120% or more of $1,000 Principal Amount of the Securities as of the first day of such Measurement Period. The amount of Contingent Interest payable per $1,000 Principal Amount of Securities in any Interest Period pursuant to this Section 17.01 will be equal to 0.25% per annum of the average Trading Price of $1,000 Principal Amount of Securities during the Measurement Period.

         Section 17.02. Payment of Contingent Interest. The Issuer shall pay Contingent Interest owed pursuant to Section 17.01 for any Interest Period on the Interest Payment Date immediately succeeding the applicable Interest Period to Holders of Securities as of the Regular Record Date relating to such Interest Payment Date.

         Section 17.03. Notice of Contingent Interest.

         (a) As soon as practicable following the first Business Day of an Interest Period for which Contingent Interest will be payable pursuant to
Section 17.01, the Issuer shall issue a press release containing this information and publish the information on its website on the World Wide Web.

         (b) On any Interest Payment Date on which Contingent Interest is payable pursuant to this Article 17, the Issuer shall issue a press release stating the amount of such Contingent Interest and setting forth the manner in which such amount was calculated, and publish such information on its website on the World Wide Web.

                                   ARTICLE 18
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND
                                   EMPLOYEES

         Section 18.01. Exemption From Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Issuer or any Guarantor or of any successor corporation, either directly or through the Issuer or any such Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Issuer and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Issuer or any Guarantor or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholders, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   ARTICLE 19
                            MISCELLANEOUS PROVISIONS

         Section 19.01. Trust Indenture Act Controls. This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

         The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 19.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

                  if to the Issuer:

                           LIN Television Corporation
                           Four Richmond Square, Suite 200
                           Providence, Rhode Island 02906
                           Attention: Treasurer

                           Facsimile: (401) 273-8779
                           Telephone: (401) 454-2880

                  Copy to:

                           Hicks, Muse, Tate & Furst Incorporated
                           200 Crescent Court, Suite 1600
                           Dallas, Texas  75201
                           Attention: Lawrence D. Stuart, Jr.

                           Facsimile: (214) 740-7313
                           Telephone: (214) 740-7300

                  if to the Trustee:

                           The Bank of New York
                           101 Barclay Street, 8W
                           New York, NY 10286
                           Attention: Corporate Trust Department

                           Facsimile: (212) 815-5707
                           Telephone: (212) 815-5733

         The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA Section 310(b), TIA
Section 313(c), TIA Section 314(a) and TIA Section 315(b), shall be mailed to him at his address as set forth on the Security register and shall be sufficiently given to him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA Section 313(c).

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 19.03. Communications by Holders with Other Holders. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

         Section 19.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee at the request of the Trustee:

         (a) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         Section 19.05. Statements Required in Certificate. Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that the person making such certificate has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

         (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 19.06. Rules by Trustee, Paying Agent, Exchange Agent Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent, Exchange Agent or Registrar may make reasonable rules for its functions.

         Section 19.07. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 19.08. No Recourse Against Others. No director, officer, employee, incorporator or stockholder of the Issuer or any Guarantor, as such, shall have any liability for any obligations of the Issuer or any Guarantor under the Securities or the Affiliate Guarantees, as the case may be, or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security and the Affiliate Guarantees waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Affiliate Guarantees.

         Section 19.09. Successors. All agreements of the Issuer in this Indenture and the Securities shall bind its successor. All agreements of each Guarantor in this Indenture shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 19.10. Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 19.11. Severability. In case any provision in this Indenture, in the Securities or in the Affiliate Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         Section 19.12. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or a Subsidiary of the Issuer. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 19.13. Legal Holidays. If any Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day. If the Stated Maturity Date, Redemption Date, Fundamental Change Purchase Date or Purchase Date of a Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity Date, Redemption Date, Fundamental Change Purchase Date or Purchase Date to such next succeeding Business Day.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                         LIN TELEVISION CORPORATION

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         LIN TV CORP., as Guarantor

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         AIRWAVES, INC.
                                         KXAN, INC.
                                         KXTX HOLDINGS, INC.
                                         LINBENCO, INC.
                                         LIN SPORTS, INC.
                                         LIN TELEVISION OF SAN JUAN, INC.
                                         LIN TELEVISION OF TEXAS, INC.
                                         PRIMELAND TELEVISION, INC.
                                         NORTH TEXAS BROADCASTING
                                           CORPORATION
                                         WNJX-TV, INC.
                                         WOOD TELEVISION, INC.
                                         WTNH BROADCASTING, INC.
                                         TVL BROADCASTING OF ABILENE,
                                           INC.
                                         TVL BROADCASTING, INC.
                                         WEYI TELEVISION, INC.
                                           as Guarantors

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         TELEVICENTRO OF PUERTO RICO,
                                           LLC, as a Guarantor

                                         By: LIN Television of San Juan, Inc.,
                                             its Managing Member

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         INDIANA BROADCASTING, LLC
                                         LIN AIRTIME, LLC
                                         PROVIDENCE BROADCASTING, LLC
                                         WAVY BROADCASTING, LLC
                                         WOOD LICENSE CO., LLC
                                         WIVB BROADCASTING, LLC
                                         WWLP BROADCASTING, LLC
                                           as Guarantors

                                         By: LIN Television Corporation,
                                             its Managing Member

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         LIN TELEVISION OF TEXAS, L.P.
                                           as a Guarantor

                                         By: LIN Television of Texas, Inc.,
                                             its General Partner

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         ABILENE BROADCASTING, LLC
                                         TVL BROADCASTING OF RHODE
                                           ISLAND, LLC
                                         WDTN BROADCASTING, LLC
                                         WEYI BROADCASTING, LLC
                                         WUPW BROADCASTING, LLC
                                           as Guarantors

                                         By: TVL Broadcasting, Inc.,
                                             its Managing Member

                                         By: /s/ Denise M. Parent
                                             -----------------------------------
                                             Name:  Denise M. Parent
                                             Title: Vice President, Deputy
                                                    General Counsel

                                         THE BANK OF NEW YORK

                                         By: /s/ Margaret Ciesmelewski
                                             -----------------------------------
                                             Name: Margaret Ciesmelewski
                                             Title:

                                                                       EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

         [FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS SECURITY IS MAY 12, 2003. IN ADDITION, THIS SECURITY IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS SECURITY IS 8.25%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

         LIN TELEVISION CORPORATION (THE "ISSUER") AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS SECURITY AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY STOCK RECEIVED UPON ANY EXCHANGE OF THIS SECURITY OR UPON A PURCHASE OF THIS SECURITY AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE SECURITY AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE ISSUER'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS SECURITY. THE ISSUER AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS SECURITY, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS: LIN TELEVISION CORPORATION, FOUR RICHMOND SQUARE, SUITE 200, PROVIDENCE, RHODE ISLAND 02906 ATTENTION: TREASURER.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPNAY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXCHANGE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON EXCHANGE OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH LIN TV CORP. OR ANY AFFILIATE OF LIN TV CORP. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO LIN TV CORP. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR

RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE ISSUER AND THE WITHIN MENTIONED TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OF TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER.]

                           LIN TELEVISION CORPORATION

           2.50% Exchangeable Senior Subordinated Debentures due 2033

No. R-1                   Principal Amount: $100,000,000 (or such lesser amount
                                                  as shown on schedule I hereto)

Issue Date: May 12, 2003                                        CUSIP: 532776AK7

         LIN TELEVISION CORPORATION, a Delaware corporation (the "ISSUER"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount (as defined in the Indenture referred to on the reverse side of this Security) on May 15, 2033.

         This Security shall bear interest as specified on the reverse side of this Security and in the Indenture. Contingent Interest, if any, on this Security, will be payable as specified on the reverse side of this Security and in the Indenture. This Security is exchangeable and is subject to redemption at the option of the Issuer or purchase at the option of the Holder hereof, all as specified on the reverse side of this Security and in the Indenture.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                         LIN TELEVISION CORPORATION

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         By: ___________________________________
                                             Name:
                                             Title:

         This is one of the 2.50% Exchangeable Senior Subordinated Debentures due 2033 described in the within-mentioned Indenture.

Dated:

                                         THE BANK OF NEW YORK, as Trustee

                                         By: ___________________________________
                                             Name:
                                             Title:

                       [FORM OF REVERSE SIDE OF SECURITY]

           2.50% Exchangeable Senior Subordinated Debentures due 2033

         This Security is one of a duly authorized issue of securities of the Issuer (herein called the "SECURITIES") limited in aggregate Principal Amount to $100,000,000 ($125,000,000 Principal Amount if the Initial Purchasers' option is exercised in full), issued under an Indenture, dated as of May 12, 2003 (the "INDENTURE"), among the Issuer, the Guarantors named therein and The Bank of New York, as Trustee (the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Security are used as defined in the Indenture.

1.       Interest.

         This Security will bear interest from May 12, 2003 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year (each, an "INTEREST PAYMENT DATE"), subject to Section 19.13 of the Indenture, commencing November 15, 2003, at the rate per annum equal to 2.50%. Interest on this Security shall be calculated on the basis of a 360-day year and the actual number of days elapsed during the related Interest Period. Interest payable on this Security on any Interest Payment Date will include interest for the immediately preceding Interest Period. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1, as the case may be, immediately preceding the relevant Interest Payment Date. Any interest that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to the Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         2.       Ranking and Subordination

         The Issuer agrees, and each Holder by accepting any Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in Article 5 of the Indenture, to the payment when due of all Senior Indebtedness of the Issuer and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Issuer, and only Indebtedness of the Issuer that is Senior Indebtedness will rank senior to the Securities in accordance with the provisions set forth herein.

         3.       Contingent Interest.

         From and after May 15, 2008, the Issuer will pay Contingent Interest on this Security under the circumstances and in the amounts described in Article 17 of the Indenture. Such Contingent Interest, if any, shall be payable semi-annually in arrears on each Interest Payment Date to the Holder of this Security as of the close of business on the Regular Record Date relating to such Interest Payment Date.

         4.       Interest on Overdue Amounts.

         If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 4.02 of the Indenture, upon the dates set for payment of the Redemption Price, Purchase Price or Fundamental Change Purchase Price or upon the Stated Maturity Date of this Security) or if interest due hereon (including Contingent Interest and Liquidated Damages, if any) (or any portion of such interest), is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate then borne by this Security, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture.

         5.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Issuer will make payments in respect of Redemption Price, Purchase Price, Fundamental Change Purchase Price and at Stated Maturity Date to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities; provided that if any Redemption Date, Purchase Date or Fundamental Change Purchase Date is any day during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on such Interest Payment Date, accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) shall be paid to the Holder of record as of the applicable Regular Record Date. The Issuer will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Issuer may make such cash payments by check payable in such money; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest, if any) on all Global Securities and all Securities of Holders of more than $25,000,000 aggregate Principal Amount of Securities that have requested such method of payment and provided wire transfer instructions to the Issuer or the Paying Agent. If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity Date or earlier Redemption Date, Purchase Date or Fundamental Change Purchase Date) falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day. If the Stated Maturity Date, Redemption Date, Purchase Date or Fundamental Change Purchase Date of this Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity Date, Redemption Date, Purchase Date or Fundamental Change Purchase Date to such next succeeding Business Day.

         6.       Paying Agent, Exchange Agent and Registrar.

         Initially, the Trustee will act as Paying Agent, Exchange Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Issuer or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or co-registrar.

         7.       Indenture.

         The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

         8.       Redemption at the Option of the Issuer.

         No sinking fund is provided for the Securities. Prior to May 20, 2008, the Securities shall not be redeemable at the option of the Issuer. Beginning on May 20, 2008 and until the Stated Maturity Date, the Securities are redeemable for cash as a whole, or from time to time in part, at the option of the Issuer at a Redemption Price equal to 100% of the Principal Amount of the Securities, plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Redemption Date, as provided in Article 13 of the Indenture.

         If the Issuer redeems less than all of the outstanding Securities, the Trustee will select the Securities to be redeemed (i) by lot; (ii) pro rata; or
(iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's Securities for partial redemption and the Holder exchanges a portion of the same Securities, the exchanged portion shall be deemed, to the extent practicable, to be from the portion selected for redemption.

         9.       Notice of Redemption.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000.

         10.      Purchase By the Issuer at the Option of the Holder.

         Each Holder has the right to require the Issuer to purchase the Securities held by such Holder on May 15, 2008, 2013, 2018, 2023 and 2028, or if any such day is not a Business Day, the next succeeding Business Day (each, a "PURCHASE DATE"). If required by any Holder, the Issuer shall purchase Securities for cash at a Purchase Price equal to 100% of the Principal Amount thereof, plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 21 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Issuer shall purchase all or a portion of the Securities held by such

Holder as of the date that is not less than 20 nor more than 35 Business Days after the occurrence of a Fundamental Change occurring prior to Stated Maturity Date for a Fundamental Change Purchase Price equal to 100% of the Principal Amount thereof, plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, unless such Fundamental Change Purchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Issuer shall pay the full amount of accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) payable on such Interest Payment Date to the Holder at the close of business on such Regular Record Date.

         Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         As provided in the Indenture, if cash sufficient to pay the Purchase Price or Fundamental Change Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Fundamental Change Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Fundamental Change Purchase Date, as the case may be, all interest (including Contingent Interest, if any) ceases to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Fundamental Change Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Purchase Price, as the case may be, upon surrender of such Security).

         11.      Exchange.

         Subject to the terms of the Indenture, the Holder of a Security may exchange the Security into shares of Common Stock at the Exchange Rate under the circumstances set forth in Sections 14.02, 14.03, 14.04, 14.05 and 14.06 of the Indenture. A Security in respect of which a Holder has delivered a Purchase Notice or a Fundamental Change Purchase Notice exercising the option of such Holder to require the Issuer to purchase such Security may be exchanged only if such notice of exercise is withdrawn in accordance with the terms of the Indenture. The Exchange Rate for the Securities on any Exchange Date shall be determined as set forth in the Indenture.

         The Issuer shall deliver to the Holder through the Paying Agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined, a certificate for the number of whole shares of Common Stock issuable upon the exchange and cash in lieu of any fractional shares.

         A Holder may exchange a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On exchange of a Security, except for exchanges during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date, in which case the Holder on such Regular Record Date shall receive the interest payable on such Interest Payment Date, that portion of accrued and unpaid interest (including Contingent Interest, if any) on the exchanged Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Exchange Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being exchanged pursuant to the provisions hereof.

         Securities or portions thereof surrendered for exchange during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date shall be accompanied by payment to the Issuer or its order, in New York Clearing House funds or other funds acceptable to the Issuer, of an amount equal to the interest payable on such Interest Payment Date with respect to the Principal Amount of Securities or portions thereof being surrendered for exchange; provided that no such payment need be made (1) if the Issuer has specified a Redemption Date that occurs during the period from the close of business on a Regular Record Date to the close of business on the Business Day immediately preceding the Interest Payment Date to which such Regular Record Date relates, (2) if the Issuer has specified a Fundamental Change Purchase Date during such period or (3) to the extent of overdue interest or overdue Contingent Interest, any overdue interest or overdue Contingent Interest exists on the Exchange Date with respect to the Securities exchanged.

         No fractional shares will be issued upon exchange; in lieu thereof, an amount will be paid in cash based upon the Applicable Stock Price.

         The Issuer agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the exchange of a Security (together with any cash payment in lieu of fractional shares) as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4(b).

         To exchange a Security, a Holder must (a) complete and manually sign the exchange notice set forth below or a facsimile thereof and deliver such notice to the Paying Agent, (b) surrender the Security to the Paying Agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the Paying Agent, (d) pay any transfer or similar tax, if required and (e) if required, pay funds equal to the interest payable on the next Interest Payment Date.

         The Exchange Rate will be adjusted as set forth in Article 14 of the Indenture

         12.      Exchange Arrangement on Call for Redemption.

         Any Securities called for redemption, unless surrendered for exchange before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Issuer to purchase such Securities from the Holders, to exchange them into Common Stock of the Issuer and to make payment for such Securities to the Trustee in trust for such Holders.

         13.      Denominations; Transfer; Exchange.

         The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

         14.      Persons Deemed Owners.

         The registered Holder of this Security may be treated as the owner of this Security for all purposes.

         15.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall return to the Issuer any cash that remains unclaimed for two years after the date upon which the principal of or interest on such Security shall have become due and payable, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the principal of or interest on such Security, provided, however, that to the extent that the aggregate amount of cash or Common Stock deposited by the Issuer pursuant to Section 3.01, 13.05, 15.04 or
16.03 exceeds the aggregate principal and interest due on the Securities or portions thereof which the Issuer is obligated to purchase as of the applicable date, then promptly after the Business Day following the such date, the Trustee or the Paying Agent, as applicable, shall return any such excess to the Issuer. Thereafter, any Holder entitled to payment must look to the Issuer for payment as general creditors, unless an applicable abandoned property law designates another Person.

         16.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. The Issuer, the Guarantors and the Trustee may amend the Indenture under certain circumstances without the consent of the Holders, as described in the Indenture.

         17.      Defaults and Remedies.

         If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

         Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in Section 4.01(a) or (b) of the Indenture) if it determines that withholding notice is in their interests.

         18.      Trustee Dealings with the Issuer.

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

         19.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Issuer or any Guarantor shall not have any liability for any obligations of the Issuer or any such Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         20.      Authentication.

         This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

         21.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         22.      GOVERNING LAW.

         THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                              --------------------

         The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture.

                  LIN Television Company
                  Four Richmond Square, Suite 200
                  Providence, RI 02906
                  Attention: Deborah Jacobson

                  Telecopy No.: (401) 273-8779

                                                                      Schedule I

                 [Include Schedule I only for a Global Security]

                           LIN TELEVISION CORPORATION
                  2.50% Exchangeable Senior Debenture Due 2033

No.  R-1

                                                                                           Authorized Signature
                                                     Notation Explaining Principal         of Trustee or
Date        Principal Amount                         Amount Recorded                       Depositary Custodian
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                                      A-17


                          [FORM OF AFFILIATE GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

         Each undersigned Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty by such Guarantor being referred to herein as an "Affiliate Guarantee"), jointly and severally, the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Issuer (including, without limitation, the Issuer's obligation to deliver Common Stock or shares of stock, other securities or other property or assets (including cash) upon an exchange of the Securities pursuant to Article 14) to the Holders or the Trustee, all in accordance with the terms set forth in
Article 6 of the Indenture.

        The obligations of each undersigned Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in, and are expressly subordinated and subject in right of payment to, the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) of such Guarantor, to the extent and in the manner provided in Article 6 and Article 7 of the Indenture, and reference is hereby made to such Indenture for the precise terms of such Guarantee therein made.

         This Affiliate Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Affiliate Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         This Affiliate Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

         This Affiliate Guarantee is subject to release upon the terms set forth in the Indenture.

                                         LIN TV CORP., as Guarantor

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         AIRWAVES, INC.
                                         KXAN, INC.
                                         KXTX HOLDINGS, INC.
                                         LINBENCO, INC.
                                         LIN SPORTS, INC.
                                         LIN TELEVISION OF SAN JUAN, INC.
                                         LIN TELEVISION OF TEXAS, INC.
                                         PRIMELAND TELEVISION, INC.
                                         NORTH TEXAS BROADCASTING
                                           CORPORATION
                                         WNJX-TV, INC.
                                         WOOD TELEVISION, INC.
                                         WTNH BROADCASTING, INC.
                                         TVL BROADCASTING OF ABILENE, INC.
                                         TVL BROADCASTING, INC.
                                         WEYI TELEVISION, INC.
                                           as Guarantors

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         TELEVICENTRO OF PUERTO RICO,
                                          LLC, as a Guarantor

                                         By: LIN Television of San Juan, Inc.,
                                             its Managing Member

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         INDIANA BROADCASTING, LLC
                                         LIN AIRTIME, LLC
                                         PROVIDENCE BROADCASTING, LLC
                                         WAVY BROADCASTING, LLC
                                         WOOD LICENSE CO., LLC
                                         WIVB BROADCASTING, LLC
                                         WWLP BROADCASTING, LLC
                                           as Guarantors

                                         By: LIN Television Corporation,
                                             its Managing Member

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         LIN TELEVISION OF TEXAS, L.P.
                                         as a Guarantor

                                         By: LIN Television of Texas, Inc.,
                                             its General Partner

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         ABILENE BROADCASTING, LLC
                                         TVL BROADCASTING OF RHODE
                                          ISLAND, LLC
                                         WDTN BROADCASTING, LLC
                                         WEYI BROADCASTING, LLC
                                         WUPW BROADCASTING, LLC
                                           as Guarantors

                                         By: TVL Broadcasting, Inc.,
                                             its Managing Member

                                         By: ___________________________________
                                             Name:
                                             Title:

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

         For value received ______________________________hereby sell(s), assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints
______________________________________ attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

         In connection with any transfer of the Security prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such Security is being transferred:

         [ ]      To LIN TV Corp. or a subsidiary; or

         [ ] To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         [ ] Pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended, and that continues to be effective at the time of transfer; or

         [ ] Pursuant to and in compliance with another available exemption from the registration requirements of the Securities Act of 1933, as amended.

         Unless one of the boxes is checked, the Trustee or Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________

                                         ____________________________________

                                         ____________________________________
                                         Signature(s)

                                         Signature(s) must be guaranteed by
                                         an "ELIGIBLE GUARANTOR INSTITUTION"
                                         meeting the requirements of the
                                         Security registrar, which
                                         requirements include membership or
                                         participation in the Security Transfer
                                         Agent Medallion Program
                                         ("STAMP") or such other
                                         "SIGNATURE GUARANTEE PROGRAM" as
                                         may be determined by the Security
                                         registrar in addition to, or in
                                         substitution for, STAMP, al in
                                         accordance with the Securities
                                         Exchange Act of 1934, as amended.

                                 _________________________________________
                                         SIGNATURE GUARANTEE

                                 EXCHANGE NOTICE

To exchange this Security into Common Stock, check the box:

To exchange only part of this Security, state the Principal Amount to be exchanged (which must be $1,000 or an integral multiple of $1,000): $
___________________________

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________

                 (Insert other person's soc. sec. or tax ID no.)

________________________________________________________________________________

            (Print or type other person's name, address and zip code)

Your
Signature: _____________________________________________

(Sign exactly as your name appears on the other side of this Security)

                                 PURCHASE NOTICE

TO:      LIN TELEVISION CORPORATION
         THE BANK OF NEW YORK

         The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from LIN Television Corporation (the "ISSUER") regarding the right of holders to elect to require the Issuer to purchase the Securities and requests and instructs the Issuer to purchase the entire Principal Amount of this Security, or portion thereof (which is $1,000 Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the Principal Amount or proportional portion thereof, together with accrued interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Issuer as of the applicable Purchase Date pursuant to the terms and conditions specified in the Indenture. This election is made pursuant to Article 15, Purchase at Option of Holders at May 15, 2008, 2013, 2018, 2023 and 2028.

         Dated:

         Signature(s):

         NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

         Security Certificate Number (if applicable):

         Principal Amount to be purchased (if less than all):

         Social Security or Other Taxpayer Identification Number:

                     OPTION OF HOLDER TO ELECT PURCHASE UPON
                               FUNDAMENTAL CHANGE

TO:      LIN TELEVISION CORPORATION
         THE BANK OF NEW YORK

         The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from LIN Television Corporation (the "ISSUER") regarding the right of holders to elect to require the Issuer to purchase the Securities upon a Fundamental Change and requests and instructs the Issuer pursuant to Section 16.01 to purchase the entire Principal Amount of this Security, or portion thereof (which is $1,000 Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the Principal Amount or proportional portion thereof, together with accrued interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be repurchased by the Issuer as of the Fundamental Change Purchase Date pursuant to the terms and conditions specified in the Indenture.

         Dated:

         Signature(s):

         NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

         Security Certificate Number (if applicable):

         Principal Amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number: